                                                                 CONFORMED COPY






                                  $50,000,000


                                CREDIT AGREEMENT


                                  dated as of


                                 March 20, 1997



                                     among


                            United Auto Group, Inc.,



                          The Guarantors Party Hereto,


                            The Banks Listed Herein,


                            The Bank of Nova Scotia,
                            as Administrative Agent


                                      and


                   Morgan Guaranty Trust Company of New York,
                             as Documentation Agent

                               TABLE OF CONTENTS


                                                                           Page


ARTICLE I. DEFINITIONS.......................................................1

     Section 1.1.    Definitions.............................................1
     Section 1.2.    Accounting Terms and Determinations....................15

ARTICLE II. THE CREDITS.....................................................15

     Section 2.1.    Commitments to Lend....................................15
     Section 2.2.    Method of Borrowing....................................15
     Section 2.3.    Notes..................................................17
     Section 2.4.    Maturity of Loans; Mandatory Prepayments...............17
     Section 2.5.    Interest Rates.........................................19
     Section 2.6.    Fees...................................................21
     Section 2.7.    Optional Termination or Reduction of Commitments.......21
     Section 2.8.    Method of Electing Interest Rates......................21
     Section 2.9.    Mandatory Termination and Reduction of Commitments.....22
     Section 2.10.   Optional Prepayments...................................23
     Section 2.11.   General Provisions as to Payments......................23
     Section 2.12.   Funding Losses.........................................24
     Section 2.13.   Computation of Interest and Fees.......................24

ARTICLE III. CONDITIONS.....................................................24

     Section 3.1.    Initial Borrowing......................................24
     Section 3.2.    All Borrowings.........................................25

ARTICLE IV. REPRESENTATIONS AND WARRANTIES..................................27

     Section 4.1.    Existence and Power....................................27
     Section 4.2.    Corporate and Governmental Authorization;
                     No Contravention.......................................27
     Section 4.3.    Binding Effect.........................................27
     Section 4.4.    Financial Information..................................28
     Section 4.5.    Litigation.............................................28
     Section 4.6.    Compliance with ERISA..................................28
     Section 4.7.    Environmental Matters..................................29
     Section 4.8.    Taxes..................................................29
     Section 4.9.    Subsidiaries...........................................29
     Section 4.10.   Regulatory Restrictions on Borrowing...................29
     Section 4.11.   Full Disclosure........................................29
     Section 4.12.   Representations in Collateral Documents
                     True and Correct.......................................30
     Section 4.13.   Capitalization and Subsidiaries........................30
     Section 4.14.   Ownership of Properties; Absence of Liens
                     and Encumbrances.......................................31
     Section 4.15.   Licenses, Permits, Etc.................................31
     Section 4.16.   Payment of Dividends by Subsidiaries...................31
     Section 4.17.   Certain Agreements.....................................32
     Section 4.18.   Compliance with Certain Agreements.....................32

                                       i
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ARTICLE V. COVENANTS........................................................32

     Section 5.1.    Information............................................32
     Section 5.2.    Payment of Obligations.................................35
     Section 5.3.    Maintenance of Property; Insurance.....................35
     Section 5.4.    Conduct of Business and Maintenance of Existence.......35
     Section 5.5.    Compliance with Laws...................................36
     Section 5.6.    Inspection of Property, Books and Records..............36
     Section 5.7.    Mergers and Sales of Assets............................36
     Section 5.8.    Use of Proceeds........................................37
     Section 5.9.    Negative Pledge........................................37
     Section 5.10.   Limitation on Debt.....................................38
     Section 5.11.   Leverage Ratio.........................................39
     Section 5.12.   Working Capital........................................39
     Section 5.13.   Borrower Fixed Charge Coverage Ratio...................40
     Section 5.14.   Consolidated Fixed Charge Coverage Ratio...............40
     Section 5.15.   Restricted Payments....................................40
     Section 5.16.   Investments............................................40
     Section 5.17.   Transactions with Affiliates...........................41
     Section 5.18.   Additional Equity......................................41
     Section 5.19.   Additional Guarantors and Collateral...................41
     Section 5.20.   Further Assurances.....................................42
     Section 5.21.   Limitation on Floor Plan Amendments....................42
     Section 5.22.   External Inventory Audits..............................42
     Section 5.23.   Ownership of Subsidiaries..............................43

ARTICLE VI. DEFAULTS........................................................43

     Section 6.1.    Events of Default......................................43
     Section 6.2.    Notice of Default......................................45

ARTICLE VII. THE AGENTS.....................................................46

     Section 7.1.    Appointment and Authorization..........................46
     Section 7.2.    Agents and Affiliates..................................46
     Section 7.3.    Action by Agents.......................................46
     Section 7.4.    Consultation with......................................46
     Section 7.5.    Liability of Agent.....................................46
     Section 7.6.    Indemnification........................................47
     Section 7.7.    Credit Decision........................................47
     Section 7.8.    Successor Agent........................................47
     Section 7.9.    Agents' Fees...........................................48

ARTICLE VIII. CHANGE IN CIRCUMSTANCES.......................................48

     Section 8.1.    Basis for Determining Interest Rate
                     Inadequate or Unfair...................................48
     Section 8.2.    Illegality.............................................48
     Section 8.3.    Increased Cost and Reduced Return......................49
     Section 8.4.    Taxes..................................................50
     Section 8.5.    Base Rate Loans Substituted for Affected
                     Euro-Dollar Loans......................................52

ARTICLE IX. GUARANTY........................................................53

     Section 9.1.    The Guaranty...........................................53
     Section 9.2.    Guaranty Unconditional.................................53

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     Section 9.3.    Discharge Only Upon Payment In Full; Reinstatement In
                     Certain Circumstances..................................54
     Section 9.4.    Waiver by each Guarantor...............................54
     Section 9.5.    Subrogation and Contribution...........................54
     Section 9.6.    Stay of Acceleration...................................54
     Section 9.7.    Limit of Liability.....................................55
     Section 9.8.    Release Upon Sale......................................55

ARTICLE X. MISCELLANEOUS....................................................55

     Section 10.1.   Notices................................................55
     Section 10.2.   No Waivers.............................................55
     Section 10.3.   Expenses; Indemnification..............................56
     Section 10.4.   Sharing of Set-Offs....................................56
     Section 10.5.   Amendments and Waivers Release of
                     Collateral.............................................56
     Section 10.6.   Successors and Assigns.................................57
     Section 10.7.   Collateral.............................................59
     Section 10.8.   Governing Law; Submission to Jurisdiction..............59
     Section 10.9.   Counterparts; Integration; Effectiveness...............59
     SECTION 10.10.  WAIVER OF JURY TRIAL...................................59

Schedule 3.2(f)               Subsidiaries Not Wholly-Owned
Schedule 4.5                  Litigation
Schedule 4.13(a)              Authorized, Issued and Outstanding Capital
                              Stock of the Borrower
Schedule 4.13(b)              Equity Ownership of the Borrower
Schedule 4.13(c)              Subsidiaries
Schedule 4.13(d)              Certain Partnership Interests
Schedule 4.13(e)              Outstanding Options and Warrants
Schedule 4.13(f)              Encumbrances of Capital Stock of
                                Corporate Subsidiaries
Schedule 4.15                 Certain Licenses, Permits, Etc.
Schedule 4.16                 Restrictions on Payment of Dividends
                                by Subsidiaries
Schedule 4.17                 Certain Agreements
Schedule 5.9                  Existing Liens
Schedule 5.10                 Existing Debt
Exhibit A                     Note
Exhibit B-1                   Opinion of Special Counsel for the
                                 Obligors
Exhibit B-2                   Opinion of General Counsel of the
                                 Borrower
Exhibit C                     Opinion of Special Counsel for the Agent
Exhibit D                     Assignment and Assumption Agreement
Exhibit E                     Pledge Agreement

         AGREEMENT dated as of March 20, 1997 among UNITED AUTO GROUP, INC., the GUARANTORS party hereto, the BANKS listed on the signature pages hereof, THE BANK OF NOVA SCOTIA, as Administrative Agent and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent.

         The parties hereto agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

         Section 1.1. Definitions. The following terms, as used herein, have the following meanings:

         "Acquisition" means an acquisition of an Automobile Dealership.

         "Adjusted Consolidated Net Income" means Consolidated Net Income adjusted to eliminate income or loss attributable to an acquisition not included in the Borrower's Plan of Acquisitions.

         "Adjusted London Interbank Offered Rate" has the meaning set forth in
Section 2.5(b).

         "Adjusted Pre-Tax Income" means, at any date, the income before income taxes of any Automobile Dealership calculated for the four consecutive fiscal quarters of such Automobile Dealership most recently ended on or prior to such date with pro forma adjustments consistent with reporting requirements of the Securities and Exchange Commission.

         "Administrative Agent" means The Bank of Nova Scotia in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.

         "Affiliate" means (i) any Person that directly, or indirectly through one or more intermediaries, controls the Borrower (a "Controlling Person") or
(ii) any Person (other than the Borrower or a Subsidiary) which is controlled by or is under common control with a Controlling Person. As used herein, the term "control" means possession, directly or indirectly, of the power to vote 10% or more of any class of voting securities of a Person or to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agent" means either the Administrative Agent or the Documentation Agent, and "Agents" means both of them.

         "Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Base Rate Loans, its Domestic Lending Office and (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office.

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

         "Assignee" has the meaning set forth in Section 10.6(c).

         "Automobile Dealership" means a business that operates a dealership or dealerships for the retail sales of new and/or used automobiles or trucks and businesses ancillary to the operation of such dealerships owned or operated by the Borrower or its Subsidiaries, including service and parts operations, body shops, the sale of finance, extended warranty and insurance products (including after-market items), the financing of the purchase of new and/or used vehicles and the purchase, sale and servicing of finance contracts for new and/or used vehicles.

         "Bank" means each lender listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 10.6(c), and their respective successors.

         "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

         "Base Rate Loan" means (i) a Loan which bears interest at the Base Rate plus the Base Rate Margin pursuant to the applicable Notice of Borrowing or Notice of Interest Rate Election or the provisions of Article 8 or (ii) an overdue amount which was a Base Rate Loan immediately before it became overdue.

         "Base Rate Margin" has the meaning set forth in Section 2.5(a).

         "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

         "Borrower" means United Auto Group, Inc., a Delaware corporation, and its successors.

         "Borrower Fixed Charge Coverage Ratio" means, at any date, the ratio of (i) the sum of distributions to the Borrower from Subsidiaries plus payments to the Borrower from tax-sharing arrangements plus management fees paid to the Borrower plus all other cash income of the Borrower, all calculated for the four consecutive fiscal quarters most recently ended on or prior to such date or, if four fiscal quarters have not elapsed since the IPO Closing Date, for the period from January 1, 1997 to such date to (ii) cash operating expenses of the Borrower (other than any nonrecurring expenses incurred in connection with the IPO and the transactions contemplated thereby and the fees paid or payable by the Borrower to the Agents and the Banks in connection with this Agreement and the other Loan Documents on or prior to the Effective Date) for such period including, but not limited to, rental expense, selling, general and administrative expense, interest expense, cash tax payments and cash payments made for scheduled amortization of long term Debt of the Borrower during such period, all calculated on a cash receipts and disbursements basis.

         "Borrower's Plan of Acquisitions" means all acquisitions consummated or to be consummated by the Borrower on or prior to the IPO Closing Date, but including in any event the Borrower's acquisition of each of the Sun Automotive Group, the Evans Automotive Group and the Standefer Motor Sales, regardless of the date of consummation thereof.

         "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower on the same day pursuant to Article 2, all of which Loans are of the same Type (subject to Article 8) and, except in the case of Base Rate Loans, have the same initial Interest Period. A Borrowing is a "Base Rate Borrowing" if such Loans are Base Rate Loans or a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans.

         "Collateral" means collateral subject to the Collateral Documents.

         "Collateral Documents" means the Pledge Agreement, any additional pledges or security agreements required to be delivered pursuant to the Loan Documents and any other instruments or agreements executed pursuant to the foregoing.

         "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.7.

         "Consolidated Capital Expenditures" means, for any period, the additions to property, plant and equipment and other capital expenditures of the Borrower and its Consolidated Subsidiaries for such period, as the same are or would be set forth in a consolidated statement of cash flows of the Borrower and its Consolidated Subsidiaries for such period, but excluding any such additions which are financed by long-term Debt of the Borrower or any of its Consolidated Subsidiaries.

         "Consolidated Current Assets" means at any date the current assets of the Borrower and its Consolidated Subsidiaries determined as of such date on a consolidated basis.

         "Consolidated Current Liabilities" means at any date (i) the current liabilities of the Borrower and its Consolidated Subsidiaries on a consolidated basis plus (ii) the current liabilities of any Person (other than the Borrower or any of its Consolidated Subsidiaries) which are Guaranteed by the Borrower or a Consolidated Subsidiary, all determined as of such date.

         "Consolidated Debt" means at any date the Debt of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

         "Consolidated EBITDA" means, for any period, Consolidated Net Income for such period plus, to the extent deducted in determining Consolidated Net Income for such period, the aggregate amount of (i) Consolidated Interest Expense, (ii) consolidated income tax expense (excluding any income tax expense attributable to Atlantic Auto Finance Corporation or any Encumbered Subsidiary) and (iii) consolidated depreciation, amortization and other similar non-cash charges (excluding any such items attributable to Atlantic Auto Finance Corporation or any Encumbered Subsidiary).

         "Consolidated Fixed Charge Coverage Ratio" means, at any date, the ratio of (i) the sum of (A) Consolidated EBITDA for the four consecutive fiscal quarters of the Borrower and its Consolidated Subsidiaries most recently ended on or prior to such date or, if four fiscal quarters have not elapsed since the IPO Closing Date, for the period from January 1, 1997 to such date plus (B) Consolidated Rental Expense for such period minus (C) Consolidated Capital Expenditures for such period to (ii) the sum of Consolidated Interest Expense, consolidated cash income tax payments (excluding any cash income tax payments attributable to Atlantic Auto Finance Corporation or any Encumbered Subsidiary) and Consolidated Rental Expense for such period.

         "Consolidated Interest Expense" means, for any period, the interest expense (other than any interest expense with respect to any floor plan financing, but only to the extent reflected in cost of goods sold in accordance with generally accepted accounting principles) of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis for such period.

         "Consolidated Net Income" means, for any fiscal period, the net income of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis for such period, exclusive of (i) any equity in any earnings or loss attributable to Atlantic Auto Finance Corporation or any Encumbered Subsidiary except to the extent received in cash by the Borrower or a Consolidated Subsidiary and (ii) the effect of any extraordinary or other non-recurring gain to the extent such gain exceeds extraordinary or other non-recurring loss.

         "Consolidated Net Worth" means at any date the consolidated stockholders' equity of the Borrower and its Consolidated Subsidiaries determined as of such date, exclusive of any investment in Atlantic Auto Finance Corporation or any Encumbered Subsidiary.

         "Consolidated Rental Expense" means, for any period, the rental expense of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis for such period.

         "Consolidated Subsidiary" means at any date any Subsidiary or other entity (other than Atlantic Auto Finance Corporation, any Encumbered Subsidiary and their respective Subsidiaries) the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements if such statements were prepared as of such date.

         "Consolidated Working Capital" means at any date the amount by which Consolidated Current Assets exceed Consolidated Current Liabilities as of such date.

         "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations (and, for purposes of Section 5.9 and the definitions of Material Debt and Material Financial Obligations, all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person and (vii) all Debt of others Guaranteed by such Person.

         "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "Derivatives Obligations" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

         "Documentation Agent" means Morgan Guaranty Trust Company of New York in its capacity as documentation agent for the Banks hereunder, and its successors in such capacity.

         "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

         "Domestic Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereof and identified as its Domestic Lending Office or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent.

         "Effective Date" means the date this Agreement becomes effective in accordance with Section 10.9.

         "Encumbered Subsidiary" means any Subsidiary whose ability to declare or pay any dividend or make any other distribution, or to advance or loan funds, to the Borrower is restricted (other than by Permitted Restrictions).

         "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

         "Equity Issuance" means the issuance of any equity securities by the Borrower (other than (i) the IPO, (ii) pursuant to the exercise of employee stock options, (iii) pursuant to stock options or warrants outstanding on the Effective Date and set forth in Schedule 4.13(e) or (iv) in connection with an Equity Refinancing).

         "Equity Refinancing" means the redemption or other retirement of capital stock of the Borrower exclusively with the proceeds of a substantially simultaneous sale of capital stock of the Borrower (other than Redeemable Stock).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

         "ERISA Group" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

         "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

         "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth on the signature pages hereof and identified as its Euro-Dollar Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent.

         "Euro-Dollar Loan" means (i) a Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Borrowing or Notice of Interest Rate Election or (ii) an overdue amount which was a Euro-Dollar Loan immediately before it became overdue.

         "Euro-Dollar Margin" has the meaning set forth in Section 2.5(b).

         "Euro-Dollar Rate" means a rate of interest determined pursuant to
Section 2.5(b) on the basis of an Adjusted London Interbank Offered Rate.

         "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.5(b).

         "Event of Default" has the meaning set forth in Section 6.1.

         "Excess Cash Flow" means, for any fiscal year the excess (if any) of Adjusted Consolidated Net Income for such fiscal year over the amount set forth below opposite such fiscal year:

         1997 $18,000,000

         1998 $18,500,000

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Administrative Agent.

         "Floor Plan Financing Provider" means each provider of floor plan financing of inventory of the Borrower and its Subsidiaries.

         "Group of Loans" means at any time a group of Loans consisting of (i) all Loans which are Base Rate Loans at such time or (ii) all Euro-Dollar Loans having the same Interest Period at such time, provided that, if a Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Article 8, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods or securities, or to maintain financial statement conditions or otherwise) or
(ii) entered into for the purpose of assuring in any other manner the holder of such Debt or other obligation of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. It is understood that the obligations of the Borrower under the Support Agreement dated as of June 28, 1995 between the Borrower and Atlantic Auto Funding Corporation constitute a Guarantee for purposes of this Agreement only to the extent of the liability, if any, of the Borrower for any breach of the representations and warranties of Atlantic Auto Finance Corporation contained in Section 4.01(g) of the Receivables Purchase Agreement dated as of June 28, 1995 between Atlantic Auto Funding Corporation and Atlantic Auto Finance Corporation. It also is understood that the obligations of the Borrower under the Support Agreement dated as of June 14, 1996 between the Borrower and Atlantic Auto Second Funding Corporation constitute a Guarantee for purposes of this Agreement only to the extent of the liability, if any, of the Borrower for any breach of the representations and warranties of Atlantic Auto Finance Corporation contained in Section 3.2 of the Purchase Agreement dated as of June 14, 1996 between Atlantic Auto Second Funding Corporation and Atlantic Auto Finance Corporation.

         "Guarantor" means, subject to Section 9.8, each Person who has executed this Agreement as a guarantor or becomes a guarantor pursuant to
Section 5.20.

         "Hazardous Substances" means any toxic, radioactive or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

         "Indemnitee" has the meaning set forth in Section 10.3(b).

         (a) with respect to each Euro-Dollar Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable notice; provided that:

             (i) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

             (ii) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) below, end on the last Euro-Dollar Business Day of a calendar month; and

             (iii) if any Interest Period includes a date on which a scheduled payment of principal of the Loans is required to be made under Section 2.4 but does not end on such date, then (i) the principal amount (if any) of each Euro-Dollar Loan required to be repaid on such date shall have an Interest Period ending on such date and (ii) the remainder (if any) of each such Euro-Dollar Loan shall have an Interest Period determined as set forth above.

         "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

         "Investment" means any investment in any Person, whether by means of share purchase, capital contribution, loan, Guarantee, time deposit or otherwise (but not including any demand deposit).

         "IPO" means the Borrower's initial public offering of the New Voting Stock pursuant to the Registration Statement.

         "IPO Closing Date" means October 28, 1996.

         "Leverage Ratio" means at any date the ratio of Consolidated Debt (excluding floor plan financings) at such date to Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own, subject to a Lien, any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

         "Loan" means a Base Rate Loan or a Euro-Dollar Loan and "Loans" means Base Rate Loans, Euro-Dollar Loans or both.

         "Loan Documents" means this Agreement, the Notes and the Collateral Documents.

         "London Interbank Offered Rate" has the meaning set forth in Section 2.5(b).

         "Material Adverse Effect" means (i) a material adverse effect upon the condition (financial or otherwise), business, performance, properties, operations, assets or prospects of the Borrower, or of the Borrower and its Subsidiaries taken as a whole, (ii) a material adverse effect upon the ability of the Borrower or any of its Subsidiaries to perform its obligations under the Loan Documents or (iii) any adverse effect upon the rights or obligations of any Agent or Bank under the Loan Documents or upon the ability of the Banks or the Administrative Agent to enforce the Loan Documents.

         "Material Debt" means Debt (other than the Notes) of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $1,000,000.

         "Material Financial Obligations" means a principal or face amount of Debt and/or a net payment or collateralization obligation in respect of Derivatives Obligations of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $1,000,000.

         "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $1,000,000.

         "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

         "Net Cash Proceeds" means, with respect to any Equity Issuance, an amount equal to the cash proceeds received by the Borrower from or in respect of such Equity Issuance, less any expenses reasonably incurred by the Borrower in connection therewith.

         "New Voting Stock" means the shares of the Borrower's voting common stock, par value $0.0001 per share, issued on the IPO Closing Date and registered under the Registration Statement.

         "1933 Act" means the Securities Act of 1933, as amended.

         "Non-Working Capital Borrowing" means any Borrowing the proceeds of which are to be used by the Borrower for Acquisitions and related costs, fees and expenses as permitted by Section 5.8 and subject to Section 3.2(b).

         "Non-Working Capital Loan" means a Loan made by a Bank to the Borrower pursuant to Section 2.1 the proceeds of which are to be used by the Borrower for Acquisitions and related costs, fees and expenses as permitted by Section
5.8 and subject to Section 3.2(b).

         "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

         "Notice of Borrowing" has the meaning set forth in Section 2.2.

         "Notice of Interest Rate Election" has the meaning set forth in
Section 2.8.

         "Obligor" means the Borrower and each Guarantor.

         "Parent" means, with respect to any Bank, any Person controlling such Bank.

         "Participant" has the meaning set forth in Section 10.6(b).

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Permitted Restrictions" means restrictions on the ability of any Subsidiary to declare or pay any dividend or make other distributions, or to advance or loan funds, to the Borrower (i) as set forth on Schedule 4.16 on the Effective Date, including restrictions imposed by existing floor plan financing arrangements; (ii) pursuant to modifications to any floor plan financing arrangement; provided that such modifications are not materially more restrictive; (iii) applicable to a Person at the time such Person became a Subsidiary and not created in contemplation of such an event,
(iv) resulting from manufacturer-imposed modifications to any franchise agreement or (v) imposed by applicable law.

         "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and is maintained, or contributed to, or has at any time within the preceding five years been maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group.

         "Pledge Agreement" means each pledge agreement substantially in the form of Exhibit E hereto between each Obligor party thereto and the Administrative Agent entered into on or prior to the date of the initial Borrowing hereunder and any pledge agreement entered into pursuant hereto after the date of the initial Borrowing hereunder, in each case as amended from time to time.

         "Prime Rate" means the rate of interest publicly announced by The Bank of Nova Scotia in New York City from time to time as its prime commercial lending rate.

         "Principal Repayment Date" has the meaning set forth in Section 2.4.

         "Principal Shareholder" means any of the following principal shareholders of the Borrower: Trace International Holdings, Inc., Apollo Advisors, L.P., Harvard Private Capital Group, Inc., J.P. Morgan Capital Corporation and The Equitable Life Assurance Society of the United States or if any Principal Shareholder transfers any or all of its interest in the Borrower to an Affiliate of such Principal Shareholder, such Affiliate.

         "Quarterly Dates" means each March 31, June 30, September 30 and December 31.

         "Redeemable Stock" has the meaning set forth in Section 5.13.

         "Reduction Percentage" means, (i) in respect of Excess Cash Flow, 50%, and (ii) in respect of an Equity Issuance, 80%.

         "Reference Banks" means the respective LIBOR offices of Morgan Guaranty Trust Company of New York and The Bank of Nova

Scotia, and "Reference Bank" means any one of such Reference Banks.

         "Registration Statement" means Registration Statement No. 333-09429 on Form S-1 in the form declared effective and the prospectus filed to Rule 424(b) under the 1933 Act.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Required Banks" means at any time Banks having at least a majority of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least a majority of the aggregate unpaid principal amount of the Loans.

         "Restricted Payment" means (i) any dividend or other distribution on any shares of the Borrower's capital stock (except dividends payable solely in shares of its capital stock which is not Redeemable Stock) or (ii) any payment of cash or other property (other than capital stock of the Borrower which is not Redeemable Stock) on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's capital stock or (b) any option, warrant or other right to acquire shares of the Borrower's capital stock (but not including payments of principal, premium (if any) or interest made pursuant to the terms of convertible debt securities prior to conversion).

         "Revolving Credit Period" means the period from and including the Effective Date to and including the Termination Date.

         "Seller Notes" means all notes issued by the Borrower or a Subsidiary to a seller in connection with an Acquisition.

         "Significant Subsidiary" means at any time a Subsidiary of the Borrower having (together with its Subsidiaries) (i) at least 10% of the total consolidated assets of the Borrower and its Subsidiaries (determined as of the last day of the most recent fiscal quarter of the Borrower) or (ii) at least 10% of the consolidated revenues of the Borrower and its Subsidiaries for the fiscal year of the Borrower then most recently ended.

         "Stock Repurchase Program" means the Borrower's stock buyback program with respect to the Borrower's common stock as described in the Borrower's Current Report on Form 8-K dated December 23, 1996 but only to the extent that the aggregate amount paid by the Borrower in respect of such program on or subsequent to the Effective Date does not exceed $820,000.

         "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

         "Temporary Cash Investment" means any Investment in (i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper rated at least A-1 by Standard & Poor's Rating Group and P-1 by Moody's Investors Service, Inc., (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of (A) any bank or trust company which is organized under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $1,000,000,000 or (B) any Bank, (iv) short-term deposits with any Floor Plan Financing Provider or (v) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause (iii) above, provided in each case that such Investment matures within one year from the date of acquisition thereof by the Borrower or a Subsidiary.

         "Termination Date" means the date 364 days after the date hereof, or, if such day is not a Euro-Dollar Business Day, the prior Euro-Dollar Business Day.

         "Type" means the determination of whether a Loan is a Euro-Dollar Loan or a Base Rate Loan.

         "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

         "United States" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

         "Working Capital Borrowing" means any Borrowing the proceeds of which are to be used by the Borrower for working capital purposes as permitted by
Section 5.8 and subject to Section 3.2(b).

         "Working Capital Loan" means a Loan made by a Bank to the Borrower pursuant to Section 2.1 the proceeds of which are to be used by the Borrower for working capital purposes as permitted by Section 5.8 and subject to Section 3.2(b).

         Section 1.2. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks; provided that, if the Borrower notifies the Documentation Agent that the Borrower wishes to amend any covenant in
Article 5 to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Documentation Agent notifies the Borrower that the Required Banks wish to amend
Article 5 for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Banks.

                                  ARTICLE II.
                                  THE CREDITS

         Section 2.1. Commitments to Lend. (a) During the Revolving Credit Period, each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower from time to time in amounts such that the aggregate principal amount of Loans by such Bank at any one time outstanding shall not exceed the amount of its Commitment. Each Borrowing under this Section shall be in an aggregate principal amount of $2,500,000 or any larger multiple of $500,000 (except that any such Borrowing may be in the aggregate amount of the unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, prepay Loans to the extent permitted by Section 2.10 and reborrow at any time during the Revolving Credit Period under this Section.

         Section 2.2. Method of Borrowing. (a) The Borrower shall give the Administrative Agent notice (a "Notice of Borrowing") not later than 10:30 A.M. (New York City time) on (x) the first Domestic Business Day before each Base Rate Borrowing and (y) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

              (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing;

              (ii) the aggregate amount of such Borrowing;

              (iii) whether the Loans comprising such Borrowing are to bear interest initially at the Base Rate or a Euro-Dollar Rate; and

              (iv) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

         (b) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

         (c) Not later than 12:00 Noon (New York City time) on the date of each Borrowing, each Bank shall make available its ratable share of such Borrowing, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section
    10.1. Unless the Administrative Agent determines that any applicable condition specified in Article 2, 3 has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the Borrower at the Administrative Agent's aforesaid address.

         (d) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of such Borrowing, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsection (c) of this Section and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Administrative Agent, such Bank and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to
    Section 2.5 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

         Section 2.3. Notes. (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

         (a) Each Bank may, by notice to the Borrower and the Documentation Agent, request that its Loans of a particular Type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant Type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

         (b) Upon receipt of each Bank's Note pursuant to Section 3.1(a)(i), the Documentation Agent shall forward such Note to such Bank. Each Bank shall record the date, amount and Type of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

         Section 2.4. Maturity of Loans; Mandatory Prepayments. The Borrower shall repay, and there shall become due and payable, on each date set forth below (a "Principal Repayment Date"), an aggregate principal amount of the Loans equal to the amount set forth below with regard to such Principal Repayment Date (or, if less, the aggregate principal amount of all outstanding Loans); provided that in any event the outstanding Loans shall be repaid in full not later than the last Principal Repayment Date; provided further that if on the Termination Date the aggregate principal amount of Loans outstanding is less than $50,000,000, the scheduled repayments of the Loans shall be reduced in inverse order of maturity by an amount equal to the difference between $50,000,000 and the aggregate principal amount of the Loans outstanding on the Termination Date; provided that in the event that the aggregate principal amount of the Loans scheduled to be repaid on the last Principal Repayment Date shall have been so reduced to $4,000,000, the remaining amount of such difference shall be applied to reduce the amount of subsequent scheduled repayments of the Loans ratably. Each such payment shall be applied to such Group or Groups of Loans as the Borrower may designate in the applicable Notice of Borrowing or Notice of Interest Rate Election (or, failing such designation, as determined by the Administrative Agent), and shall be applied to repay ratably the Loans of the several Banks included in such Group or Groups.

                  Principal                                     Amount
                  Repayment                                       of
                     Date                                      Repayment
-------------------------------------------------------    -----------------
15 months after the Effective Date                           $4,000,000.00
18 months after the Effective Date                           $4,000,000.00
21 months after the Effective Date                           $4,000,000.00
24 months after the Effective Date                           $4,000,000.00
27 months after the Effective Date                           $4,000,000.00
30 months after the Effective Date                           $4,000,000.00
33 months after the Effective Date                           $4,000,000.00
36 months after the Effective Date                          $22,000,000.00

              (i) In addition, the Loans shall be prepaid in the following amounts:

              (x) in the event that the Borrower or any of its Subsidiaries shall at any time, or from time to time, receive after the Effective Date hereof any Net Cash Proceeds of any Equity Issuance an amount equal to the Reduction Percentage of such Net Cash Proceeds; and

              (y) an amount, for each fiscal year of the Borrower and its Consolidated Subsidiaries ending after December 31, 1996, equal to the Reduction Percentage of Excess Cash Flow for such fiscal year.

              (ii) The prepayments required by clause (i)(x) of this subsection shall be made within five Domestic Business Days following receipt by the Borrower or any of its Subsidiaries, as the case may be, of such Net Cash Proceeds; provided that if the Reduction Percentage of the Net Cash Proceeds in respect of any Equity Issuance is less than $1,000,000, such prepayment shall be made upon receipt of proceeds such that, together with all other such amounts not previously applied, the Reduction Percentage of such Net Cash Proceeds is equal to at least $1,000,000; and provided further that if any such prepayment would otherwise require prepayment of Euro-Dollar Loans or portions thereof prior to the last day of the related Interest Period, such prepayment shall, unless the Administrative Agent otherwise notifies the Borrower upon the instructions of the Required Banks, be deferred to such last day. The prepayments required by clause (i)(y) of this subsection shall be made on the last Euro-Dollar Business

Day of the first fiscal quarter following the end of the related fiscal year. The Borrower shall give the Administrative Agent at least three Euro-Dollar Business Days' notice of each prepayment required pursuant to this subsection.

              (iii) The amount of any prepayment pursuant to this subsection or
Section 3.2(g) shall be applied to reduce the amount of subsequent scheduled repayments of the Loans in inverse order of maturity; provided that in the event that the aggregate principal amount of the Loans scheduled to be repaid on the last Principal Repayment Date has been reduced to $4,000,000, the amount of any prepayment pursuant to this subsection or Section 3.2(g) shall be applied to reduce the amount of subsequent scheduled repayments of the Loans ratably. If any prepayment is required under this subsection prior to the Termination Date, the Commitments shall simultaneously be reduced in an amount equal to the amount of such prepayment.

         Section 2.5. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the sum of (x) 3.00% (the "Base Rate Margin") plus (y) the Base Rate for such day. Such interest shall be payable quarterly in arrears on each Quarterly Date and, with respect to the principal amount of any Base Rate Loan converted to a Euro-Dollar Loan, on each date a Base Rate Loan is so converted. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 5.00% plus the Base Rate for such day.

         (a) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of 4.00% (the "Euro-Dollar Margin") plus the Adjusted London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

         The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

         The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

         "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

         (b) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the higher of (i) the sum of 6.00% plus the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than three months as the Administrative Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Reference Banks are offered to such Reference Bank in the London interbank market for the applicable period determined as provided above by (y) 1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause (a) or (b) of Section 8.1 shall exist, at a rate per annum equal to the sum of 5.00% plus the Base Rate for such day) and (ii) the sum of 6.00% plus the Adjusted London Interbank Offered Rate applicable to such Loan at the date such payment was due.

         (c) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

         (d) Each Reference Bank agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated by this Section.
    If any Reference Bank does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of
    Section 8.1 shall apply.

         Section 2.6. Fees. During the Revolving Credit Period, the Borrower shall pay to the Administrative Agent for the account of the Banks ratably in proportion to their Commitments a commitment fee at the rate of 0.50% per annum on the daily average amount by which the aggregate amount of the Commitments exceeds the aggregate outstanding principal amount of the Loans. Such commitment fee shall accrue from and including the Effective Date to but excluding the date of termination of the Commitments in their entirety.

         (a) Accrued fees under this Section shall be payable quarterly in arrears on each Quarterly Date and on the date of termination of the Commitments in their entirety.

         Section 2.7. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days' notice to the Administrative Agent, (i) terminate the Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $5,000,000 or a larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.

         Section 2.8. Method of Electing Interest Rates. (a) The Loans included in each Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article 8 and the last sentence of this subsection (a)), as follows:

              (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day and

              (ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, subject to Section
    2.12 in the case of any such conversion or continuation effective on any day other than the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Administrative Agent not later than 10:30 A.M. (New York City time) on the third Euro-Dollar Business

Day before the conversion or continuation selected in such notice is to be effective. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each $2,500,000 or any larger multiple of $500,000. If no such notice is timely received prior to the end of an Interest Period, the Borrower shall be deemed to have elected that all Loans having such Interest Period be converted to Base Rate Loans. Notwithstanding the foregoing, the Borrower may not elect to convert any Loan to, or continue any Loan as, a Euro-Dollar Loan pursuant to any Notice of Interest Rate Election if at the time such notice is delivered a Default shall have occurred and be continuing.

         (b) Each Notice of Interest Rate Election shall specify:

              (i) the Group of Loans (or portion thereof) to which such notice applies;

              (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

              (iii) if the Loans comprising such Group are to be converted, the new Type of Loans and, if the Loans being converted are to be Euro-Dollar Loans, the duration of the next succeeding Interest Period applicable thereto; and

              (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

         (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Administrative Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower.

         (d) An election by the Borrower to change or continue the rate of interest applicable to any Group of Loans pursuant to this Section shall not constitute a "Borrowing" subject to the provisions of Section 3.2.

         Section 2.9. Mandatory Termination and Reduction of Commitments. The Commitments shall terminate on the Termination Date or, if the conditions precedent set forth in Section 3.1 have not been satisfied on or prior to March 31, 1997, on such date.

         Section 2.10. Optional Prepayments. (a) Subject in the case of any Euro-Dollar Borrowing to Section 2.12, the Borrower may, upon at least one Domestic Business Day's notice to the Administrative Agent, prepay the Group of Base Rate Loans or upon at least three Euro-Dollar Business Days' notice to the Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $2,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment of a Group of Loans shall be applied to prepay ratably the Loans of the Banks included in such Group. If such optional prepayment shall be applied to prepay any Working Capital Loans or Non-Working Capital Loans, as applicable, the Borrower shall specify in its notice to the Administrative Agent the amount of such Working Capital Loans or Non-Working Capital Loans, as applicable, to be prepaid. The amount of any prepayment pursuant to this subsection shall be applied to reduce ratably the amount of subsequent scheduled repayments of the Loans pursuant to Section 2.4.

         (a) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

         Section 2.11. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 10.1. The Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

         (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate.

         Section 2.12. Funding Losses. If the Borrower makes any payment of principal with respect to any Euro-Dollar Loan or any Euro-Dollar Loan is converted (pursuant to Article 2, 6, 8 or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.5(c), or if the Borrower fails to borrow, prepay, convert or continue any Euro-Dollar Loans after notice has been given to any Bank in accordance with Section 2.2(b), 2.10(b) or 2.8(c) the Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow, prepay, convert or continue, provided that such Bank shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

         Section 2.13. Computation of Interest and Fees. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).


                                  ARTICLE III.
                                   CONDITIONS

         Section 3.1. Initial Borrowing. The obligation of any Bank to make a Loan on the occasion of the initial Borrowing hereunder is subject to the satisfaction of the following conditions on or prior to the date of such initial Borrowing:

         (a) the Documentation Agent shall have received the following, each dated on or prior to the date of the initial Borrowing hereunder (unless otherwise indicated below), in form and substance satisfactory to the Documentation Agent:

              (i) a duly executed Note for the account of each Bank complying with the provisions of Section 2.3;

              (ii) opinions of Willkie Farr & Gallagher, special counsel for the Obligors and Philip N. Smith, General Counsel of the Borrower, substantially in the respective forms of Exhibits B-1 and B-2 hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

              (iii) an opinion of Davis Polk & Wardwell, special counsel for the Agents, substantially in the form of Exhibit C hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

              (iv) duly executed counterparts of each of the Collateral Documents, together with evidence satisfactory to the Documentation Agent of the effectiveness and perfection of the Liens contemplated thereby (including the filing of UCC-1 financing statements and the delivery of any promissory notes and stock certificates comprising the Collateral); and

              (v) all documents either Agent may reasonably request relating to the existence of the Obligors, the corporate authority for and the validity of the Loan Documents, and any other matters relevant hereto, all in form and substance satisfactory to such Agent;

         (b) Except as set forth in Schedule 3.2(f), each Subsidiary identified as such in Schedule 4.13(c) is wholly-owned by the Borrower or another wholly-owned Subsidiary;

         (c) all fees and expenses required to be paid hereunder on or before the Effective Date have been, or will be, paid by the Effective Date; and

         (d) the Banks shall have received such financial projections for the Borrower and its Consolidated Subsidiaries (including Atlantic Auto Finance Corporation and any Encumbered Subsidiary) as requested by the Agents by the Effective Date.

         Section 3.2. All Borrowings. The obligation of any Bank to make a Loan on the occasion of any Borrowing hereunder, including the initial Borrowing, is subject to the satisfaction of the following conditions:

         (a) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.2;

         (b) the fact that, immediately after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments and, with respect to a Working Capital Borrowing, that immediately after such Working Capital Borrowing, the aggregate outstanding principal amount of Working Capital Loans shall not exceed $5,000,000 and, with respect to a Non-Working Capital Borrowing, that immediately after such Non-Working Capital Borrowing, the aggregate outstanding principal amount of Non-Working Capital Loans shall not exceed $45,000,000;

         (c) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

         (d) the fact that the representations and warranties of the Obligors contained in this Agreement shall be true on and as of the date of such Borrowing in all material respects;

         (e) demonstration by the Borrower to the satisfaction of each Agent in its sole good faith discretion that the covenants described in Sections 5.11, 5.12, 5.13 and 5.15 are satisfied, on a pro forma basis giving effect to each Acquisition to be funded with the proceeds of such Borrowing;

         (f) except as set forth in Schedule 3.2(f), the fact that, on the date of such Borrowing, each Subsidiary identified in Schedule 4.13(c) is wholly-owned by the Borrower or another Subsidiary and each Subsidiary acquired by the Borrower or another Subsidiary after the Effective Date is not less than 80.1% owned by the Borrower or such Subsidiary;

         (g) the fact that immediately after giving effect to a Non-Working Capital Borrowing hereunder to be used by the Borrower to fund an Acquisition, such Acquisition will be consummated; provided that on the Termination Date, a Non-Working Capital Borrowing may be made by the Borrower to fund an Acquisition to be consummated within 60 days thereafter; provided that the Administrative Agent has received a copy of a signed letter of intent with respect to such Acquisition and the proceeds of such Non-Working Capital Borrowing are deposited in an escrow account with the Administrative Agent until the consummation of such Acquisition; if such Acquisition is not consummated within such 60 days, the funds deposited in such escrow account shall be applied to prepay the outstanding Loans under this Agreement (such prepayment to be applied to scheduled amortization as provided in Section 2.4(iii)); and

         (h) receipt by the Administrative Agent of a notice designating such Borrowing as a Working Capital Borrowing or a Non-Working Capital Borrowing, as applicable, and setting forth the aggregate outstanding principal amount of Working Capital Loans or Non-Working Capital Loans, as applicable, after giving effect to such Borrowing.

Subsections (e) and (g) hereof shall not apply to a Working Capital Borrowing. Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to satisfaction of the applicable conditions specified above.

                                  ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants, and each Guarantor represents and warrants with respect to itself only, that:

         Section 4.1. Existence and Power. Each Obligor is duly incorporated or organized (as applicable), validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), and has all corporate or partnership powers (as applicable) and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         Section 4.2. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by each Obligor of the Loan Documents to which it is a party are within the corporate or partnership powers (as applicable) of such Obligor, have been duly authorized by all necessary corporate or partnership action (as applicable), require no action by or in respect of, or filing with (except as expressly contemplated by the Collateral Documents), any governmental body, agency, official or other Person and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of such Obligor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien (other than the Liens created by the Collateral Documents) on any asset of the Borrower or any of its Subsidiaries.

         Section 4.3. Binding Effect. This Agreement constitutes a valid and binding obligation of each Obligor and each Note and Collateral Document, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of each Obligor party thereto, in each case enforceable in accordance with its terms, subject to the effect of (a) any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and (b) general principles of equity (regardless of whether considered in a proceeding in equity or at law).

         Section 4.4. Financial Information. (a) The consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 1996 and the related consolidated statements of income, changes in shareholders' equity and cash flows for the fiscal year then ended, reported on by Coopers & Lybrand L.L.P., a copy of which has been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Borrower and its Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

         (a) The unaudited pro forma condensed consolidated balance sheet of the Borrower and its Subsidiaries as of June 30, 1996 and the related unaudited pro forma condensed consolidated statements of operations for the six months then ended and for the year ended December 31, 1995, set forth in the Registration Statement fairly present, in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (a) of this Section, the consolidated financial position of the Borrower and its Subsidiaries, with respect to the unaudited pro forma condensed consolidated balance sheet, as if the events set forth in the section of the Registration Statement entitled, "Pro Forma Condensed Consolidated Financial Statements", with the exception of several events so noted therein, had occurred as of June 30, 1996 and, with respect to the unaudited pro forma condensed consolidated statements of operations, as if the events set forth in such section of the Registration Statement had occurred as of January 1, 1995.

         (b) Since December 31, 1996 there has been no material adverse change in the business, financial position, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole.

         Section 4.5. Litigation. Except as set forth in Schedule 4.5, there is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity or enforceability of the Loan Documents.

         Section 4.6. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

         Section 4.7. Environmental Matters. The Borrower has reasonably concluded that, to the best of its knowledge, the costs of compliance with Environmental Laws are unlikely to have a Material Adverse Effect.

         Section 4.8. Taxes. The Borrower and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary except those being contested in good faith through appropriate proceedings. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

         Section 4.9. Subsidiaries. Each of the Borrower's corporate Subsidiaries is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         Section 4.10. Regulatory Restrictions on Borrowing. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or otherwise subject to any regulatory scheme which restricts its ability to incur debt.

         Section 4.11. Full Disclosure. All information heretofore furnished by the Borrower to either Agent or any Bank in writing for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to either Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is stated or certified. The Borrower has disclosed to the Banks in writing any and all facts which materially and adversely affect or may affect (to the extent the Borrower can now reasonably foresee), the business, operations or financial condition of the Borrower and its Consolidated Subsidiaries, taken as a whole, or the ability of the Obligors to perform their obligations under the Loan Documents.

         Section 4.12. Representations in Collateral Documents True and Correct. Each of the representations and warranties of each Obligor contained in the Collateral Documents is true and correct.

         Section 4.13. Capitalization and Subsidiaries. Schedule 4.13(a), as supplemented from time to time by notice from the Borrower to the Administrative Agent, lists all of the authorized, issued and outstanding capital stock of the Borrower. Schedule 4.13(b) lists all owners as of the Effective Date of more than 5% of any class of the Borrower's capital stock and the number of shares of each class owned by each such owner. Set forth on
Schedule 4.13(c) hereto, as supplemented from time to time by notice from the Borrower to the Administrative Agent, is a complete and accurate list of all of the Borrower's Subsidiaries, showing (as to each such Subsidiary) the jurisdiction of its incorporation, the number of shares of each class of capital stock authorized, the number of shares of each class of capital stock outstanding and the direct owner of the outstanding shares of each such class owned. Except as set forth in Schedule 4.13(d), as supplemented from time to time by notice from the Borrower to the Administrative Agent, all of the general and limited partnership interests of each Subsidiary that is a partnership are owned, legally and beneficially, by the Borrower or a wholly owned Subsidiary of the Borrower, in each case free and clear of all liens, security interests and other charges or encumbrances other than the liens and security interests created under the Pledge Agreement. Except as set forth in
Schedule 4.13(e), as supplemented from time to time by notice from the Borrower to the Administrative Agent, there are no outstanding options, warrants, rights of conversion or purchase, or similar rights to acquire capital stock or partnership interests of the Borrower or any of its Subsidiaries or other similar agreements of any character whatsoever relating to any shares of capital stock or partnership interests of the Borrower or any such Subsidiaries; all of the issued and outstanding capital stock of the Borrower and each of its Subsidiaries that is a corporation has been duly authorized, validly issued and is fully paid and non-assessable; all of the partnership interests of each Subsidiary that is a partnership have been issued pursuant to the terms of its partnership agreement; except as set forth in Schedule 4.13(f), as supplemented from time to time by notice from the Borrower to the Administrative Agent, all of the issued and outstanding capital stock of each Subsidiary of the Borrower that is a corporation is directly owned, legally and beneficially, by the Borrower, in each case free and clear of all liens, security interests and other charges or encumbrances other than the liens and security interests under the Pledge Agreement.

         Section 4.14. Ownership of Properties; Absence of Liens and Encumbrances. The Borrower and its Subsidiaries have good and sufficient title to and are in lawful possession of, or have valid leasehold interests in, or have the right to use pursuant to valid and enforceable agreements or arrangements, all of their respective properties and other assets (real or personal, tangible, intangible or mixed), except where the failure to have or possess the same with respect to such properties or other assets would not, in the aggregate, have a Material Adverse Effect. Except as disclosed on Schedule 5.9, there are no Liens on any property or asset of the Borrower or any of its Subsidiaries except for the security interests created under the Pledge Agreement and other Liens permitted by the provisions of Section 5.9.

         Section 4.15. Licenses, Permits, Etc.

         Except as disclosed in Schedule 4.15,

         (a) the Borrower and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are material, without known conflict with the rights of others;

         (b) to the best knowledge of the Borrower, no product of the Borrower infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

         (c) to the best knowledge of the Borrower, there is no material violation by any Person of any right of the Borrower or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Borrower or any of its Subsidiaries.

         For purposes of this Section 4.15, "material" means material in relation to the business, operations, financial condition, assets or properties of the Borrower and its Subsidiaries, taken as a whole.

         Section 4.16. Payment of Dividends by Subsidiaries. Except as disclosed on Schedule 4.16, as supplemented from time to time by notice from the Borrower to the Administrative Agent, and except for restrictions imposed by applicable law, there are no restrictions on the ability of any Subsidiary to declare or pay any dividend or make any other distribution, or advance or loan funds, to the Borrower.

         Section 4.17. Certain Agreements. Each Guarantor is obligated to make payments to the Borrower pursuant to agreements set forth in Schedule 4.17.

         Section 4.18. Compliance with Certain Agreements. Each Obligor is in compliance with the provisions of each of its financing agreements with floor plan lenders and franchise agreements, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.


                                   ARTICLE V.
                                   COVENANTS

         The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

         Section 5.1. Information. The Borrower will deliver to each of the
Banks:

         (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of income, changes in shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in accordance with the rules and regulations promulgated by the Securities and Exchange Commission by Coopers & Lybrand L.L.P. or other independent public accountants of nationally recognized standing;

         (b) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, changes in shareholders' equity and cash flows for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in the case of such statements of income, changes in shareholders' equity and cash flows, in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Borrower;

         (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.7 to 5.15, inclusive, on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

         (d) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements (i) whether anything has come to their attention to cause them to believe that any Default existed on the date of such statements and (ii) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to clause (c) above;

         (e) within five days after any officer of the Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

         (f) promptly upon the mailing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so mailed;

         (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower shall have filed with the Securities and Exchange Commission;

         (h) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under
    Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC;
    (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take;

         (i) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, (i) consolidating financial information (including balance sheets and statements of income) with respect to each Automobile Dealership group identified in the pro forma consolidated statement of operations for the year ended December 31, 1995 as set forth in the Registration Statement, (ii) consolidating financial information with respect to each Automobile Dealership group acquired other than pursuant to the Borrower's Plan of Acquisitions, (iii) consolidating financial information with respect to Atlantic Auto Finance Corporation and (iv) consolidating financial statements setting forth, with respect to the consolidating financial information referred in clauses (i),
    (ii) and (iii) above, in each case in comparative form, the corresponding figures for the corresponding period of the previous fiscal year and the corresponding figures from the consolidating financial projections being delivered pursuant to Section 3.1(g);

         (j) simultaneously with the delivery of the financial statements referred to in clause (a) above, commencing in 1997, a copy of the annual business plan of the Borrower and its Subsidiaries for the next succeeding year;

         (k) promptly upon obtaining knowledge of any material change in procedures in connection with any floor plan financing, a copy of a report setting forth the details and the purpose thereof;

         (l) promptly upon the issuance of any Seller Note (other than Seller Notes issued in connection with the acquisition of certain Automobile Dealerships pursuant to the Stock Purchase Agreement dated February 19, 1997 among the Borrower, UAG East, Inc., John A. Staluppi, John A. Staluppi, Jr. and certain of their affiliates), a certificate of Coopers & Lybrand L.L.P. or other independent public accountants of nationally recognized standing setting forth in reasonable detail the calculations of the Adjusted Pre-Tax Income of the relevant Automobile Dealership; and

         (m) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries or any Guarantor as the Administrative Agent, at the request of any Bank, may reasonably request.

         Section 5.2. Payment of Obligations. The Borrower will pay and discharge, and will cause each Subsidiary to pay and discharge, at or before maturity, all their respective material obligations and liabilities (including, without limitation, tax liabilities and claims of materialmen, warehousemen and the like which if unpaid might by law give rise to a Lien), except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Subsidiary to maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

         Section 5.3. Maintenance of Property; Insurance. (a) The Borrower will keep, and will cause each Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted; provided that this Section shall not prevent the Borrower or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Borrower has concluded that such discontinuance could not have a Material Adverse Effect.

         (b) The Borrower will, and will cause each of its Subsidiaries to, maintain (either in the name of the Borrower or in such Subsidiary's own name) with financially sound and responsible insurance companies, insurance on all their respective properties in at least such amounts, against at least such risks and with such risk retention as are usually maintained, insured against or retained, as the case may be, in the same general area by companies of established repute engaged in the same or a similar business; and will furnish to the Banks, upon request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried.

         Section 5.4. Conduct of Business and Maintenance of Existence. Subject to Section 5.7, the Borrower will continue, and will cause each Subsidiary to continue, to engage, directly or indirectly, in the business of an Automobile Dealership, and will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; provided that nothing in this Section 5.4 shall prohibit (i) the merger of a Subsidiary into the Borrower or the merger or consolidation of a

Subsidiary with or into another Person if the corporation surviving such consolidation or merger is a Subsidiary and if, in each case, after giving effect thereto, no Default shall have occurred and be continuing or (ii) if the Borrower gives notice to the Banks requesting the consent of the Banks to the termination of the corporate existence of a Subsidiary by the tenth Domestic Business Day prior to such scheduled termination and the Required Banks do not respond negatively to such request by the fifth Domestic Business Day prior to such scheduled termination, the termination of the corporate existence of any Subsidiary if the Borrower in good faith determines that such termination is in the best interest of the Borrower and is not materially disadvantageous to the Banks. Notwithstanding the foregoing, at all times the Borrower will continue, and will cause each Subsidiary to continue, to engage, directly or indirectly, in the business of owning and operating Automobile Dealerships.

         Section 5.5. Compliance with Laws. The Borrower will comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

         Section 5.6. Inspection of Property, Books and Records. The Borrower will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary to permit, representatives of any Bank at such Bank's expense to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

         Section 5.7. Mergers and Sales of Assets. (a) The Borrower will not
(i) consolidate or merge with or into any other Person or (ii) sell, lease or otherwise dispose of all or substantially all of its assets to any other Person; provided that the Borrower may merge with another Person if (x) the Borrower is the corporation surviving such merger and (y) after giving effect to such merger, no Default shall have occurred and be continuing.

         (a)

         (b) The Borrower will not make any Substantial Asset Disposition unless (i) such Substantial Asset Disposition is for cash in an amount not less than the fair market value of the assets disposed of (as determined in good faith by the board of directors of the Borrower) and (ii) the proceeds of such Substantial Asset Disposition, net of reasonable expenses incurred in connection therewith and provision for taxes payable by reason thereof, are applied to the prepayment of the Loans (and if the Commitments are still in existence, to an equivalent reduction of the Commitments) within five Domestic Business Days of the consummation of such Substantial Asset Disposition.

         For this purpose, "Substantial Asset Disposition" means the sale, lease or other disposition, in a single transaction or a series of related transactions, of assets comprising more than 15% of the consolidated assets of the Borrower and its Subsidiaries, determined as of the last day of the fiscal quarter most recently ended on or prior to the date of such disposition.

         Section 5.8. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Borrower and its Subsidiaries, with respect to not more than $5,000,000 of such proceeds, for working capital purposes and, with respect to not more than $45,000,000 of such proceeds, for Acquisitions and related costs, fees and expenses. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U.

         Section 5.9. Negative Pledge. Neither the Borrower nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

         (a) Liens existing on the Effective Date and set forth in Schedule
    5.9;;

         (b) any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event;

         (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or improving such asset (it being understood that, for this purpose, the acquisition of a Person is also an acquisition of the assets of such Person); provided that such Lien attaches to such asset concurrently with or within 180 days after the acquisition thereof;

         (d) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Borrower or a Subsidiary and not created in contemplation of such event;

         (e) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Subsidiary and not created in contemplation of such acquisition;

         (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets;

         (g) Liens arising in the ordinary course of its business which (i) do not secure Debt or Derivatives Obligations, (ii) do not secure any obligation in an amount exceeding $5,000,000 and (iii) do not in the aggregate materially detract from the value of the assets of the Borrower and its Subsidiaries, taken as a whole, or materially impair the use thereof in the operation of their business;

         (h) Liens on (i) any asset of an Automobile Dealership securing floor plan indebtedness or (ii) any retail installment receivables of Atlantic Auto Finance Corporation to be sold in a securitization transaction;

         (i) Liens created by the Collateral Documents;

         (j) a Lien on the real property of Sun Automotive Group; provided that so long as such Lien exists, upon the request of either Agent, the Borrower shall use commercially reasonable efforts to grant a second mortgage on such real property to the Agents and the Banks pursuant to documentation in form and substance satisfactory to the Agents; and

         (k) Liens securing Debt owed by a Subsidiary to the Borrower or another Subsidiary.

Notwithstanding the foregoing, no Obligor will create, assume or suffer to exist any Lien on any Collateral other than Liens described in clause (a), (b),
(c), (d), (e) or (i) above, or Liens described in clause (f) above relating to a Lien described in clause (a), (b), (c), (d), (e) or (i) above, which do not in the aggregate materially detract from the value of the Collateral.

         Section 5.10. Limitation on Debt. The Borrower will not, and will not permit any of its Subsidiaries to, incur or at any time be liable with respect to any Debt except:

         (a) Debt under this Agreement;

         (b) Debt secured by Liens permitted by Section 5.9;

         (c) Debt incurred for the purpose of financing all or any part of the cost of an Acquisition; provided that (i) the amount of any Seller Note will not exceed three times the Adjusted Pre-Tax Income of the Automobile Dealership to be acquired by the Borrower or a Subsidiary for the four consecutive fiscal quarters of such Automobile Dealership then most recently ended for which financial statements are available in connection with such Acquisition and (ii) no payment of principal with respect to any Seller Note may be made on or prior to the last Principal Repayment Date;

         (d) Debt of any Person existing at the time such Person became a Subsidiary and not created in contemplation of such event;

         (e) Debt with respect to any floor plan financing of any Automobile Dealership or retail installment receivables-backed financing of Atlantic Auto Finance Corporation;

         (f) Debt set forth on Schedule 5.10 hereto;

         (g) Debt owing to the Borrower by a Subsidiary or Debt owing to a Subsidiary by the Borrower or another Subsidiary; and

         (h) Debt of the Borrower and its Subsidiaries not otherwise permitted by this Section incurred after the Effective Date in an aggregate principal amount at any time outstanding not to exceed $10,000,000, of which no more than $5,000,000 in aggregate principal amount shall constitute Debt of Subsidiaries.

         Section 5.11. Leverage Ratio. The Leverage Ratio will not exceed during any period set forth below the applicable ratio set forth below for such period:

                      Period                        Ratio
                      ------                        -----
             Effective Date - 06/29/97             2.75:1
             06/30/97   - 12/30/97                 2.50:1
             12/31/97   - 03/30/98                 2.25:1
             03/31/98   - 09/29/98                 2.10:1
             09/30/98   - 12/30/98                 2.00:1
             Thereafter                            1.75:1

         Section 5.12. Working Capital. (a) Consolidated Working Capital will at all times be greater than $0.

         (a)

         (b) The Borrower will cause each Subsidiary to maintain such level of working capital as is necessary to satisfy the requirements of such Subsidiary's franchise agreements (if any).

         . Minimum Consolidated Net Worth. Consolidated Net Worth will at no time be less than the sum of (i) $260,000,000 and (ii) an amount equal to 50% of Consolidated Net Income for each fiscal quarter of the Borrower ending after December 31,

1996 but prior to the date of determination, in each case, for which Consolidated Net Income is positive (but with no deduction on account of negative Consolidated Net Income for any fiscal quarter of the Borrower) plus
(iii) 80% of the aggregate net proceeds, including the fair market value of property other than cash (as determined in good faith by the Board of Directors of the Borrower), received by the Borrower from the issuance and sale after December 31, 1996 of any capital stock of the Borrower (other than the proceeds of any issuance and sale of any capital stock (x) to a Subsidiary of the Borrower, (y) which is required to be redeemed, or is redeemable at the option of the holder, if certain events or conditions occur or exist or otherwise ("Redeemable Stock") or (z) if and to the extent such proceeds are used substantially simultaneously to redeem other capital stock of the Borrower (other than Redeemable Stock) or in connection with the conversion or exchange of any Debt of the Borrower into capital stock of the Borrower).

         Section 5.13. Borrower Fixed Charge Coverage Ratio. As of the last day of each fiscal quarter of the Borrower, the Borrower Fixed Charge Coverage Ratio will not be less than 1.05:1.

         Section 5.14. Consolidated Fixed Charge Coverage Ratio. As of the last day of each fiscal quarter of the Borrower, the Consolidated Fixed Charge Coverage Ratio will not be less than 1.35:1

         Section 5.15. Restricted Payments. The Borrower will not declare or make and will not permit any Subsidiary to make any Restricted Payment other than in connection with (i) an Equity Refinancing or (ii) the Stock Repurchase Program.

         Section 5.16. Investments. Neither the Borrower nor any16 Subsidiary will hold, make or acquire any Investment in any Person other than:

         (a) Investments pursuant to the Borrower's Plan of Acquisition or in Automobile Dealerships that are owned; directly or indirectly, by the Borrower on the date hereof;

         (b) Temporary Cash Investments;

         (c) any Investment in a Consolidated Subsidiary or other Person operating an Automobile Dealership who, concurrently with the making of such Investment, becomes a Subsidiary;

         (d) Investments made by the Borrower in Atlantic Auto Finance Corporation, the aggregate unrecovered amount of which shall at no time exceed $28,000,000;

         (e) loans by Atlantic Auto Finance Corporation to the Borrower; provided that any such loan shall be due not later than the Domestic Business Day following the day such loan was made;

         (f) Investments held by any Person at the time such Person becomes a Subsidiary and not acquired in anticipation of such event;

         (g) Investments made by Atlantic Auto Finance Corporation in the ordinary course of business in Persons other than the Borrower and its Consolidated Subsidiaries;

         (h) Investments made by any Consolidated Subsidiary in the Borrower or another Consolidated Subsidiary; and

         (i) Investments in the form of non-cash consideration for a sale of assets permitted under Section 5.7.

         Section 5.17. Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, directly or indirectly, pay any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets (tangible or intangible) to or effect any transaction with, any Affiliate except on an arm's-length basis on terms at least as favorable to the Borrower or such Subsidiary as could have been obtained from a third party who was not an Affiliate; provided that the foregoing provisions of this Section shall not prohibit any such Person from declaring or paying any lawful dividend or other payment ratably in respect of all of its capital stock of the relevant class or making any other payment permitted under Section 5.16 so long as, after giving effect thereto, no Default shall have occurred and be continuing.

         Section 5.18. Additional Equity. In the event that equity securities of the Borrower are sold (i) by the Principal Shareholders and/or (ii) in connection with one or more Equity Refinancings, by the Borrower, through offerings registered under the 1933 Act or made pursuant to Rule 144A under the 1933 Act for an aggregate gross purchase price of more than $50,000,000, the Borrower will within 60 days of such event prepay an aggregate principal amount of the Loans equal to 80% of the aggregate gross purchase price received in connection with such offerings (or, if less, the aggregate principal amount of all outstanding Loans).

         Section 5.19. Additional Guarantors and Collateral. The Borrower agrees, within ten days after any Person hereafter becomes a Subsidiary, (a) to cause such Person to become a Guarantor hereunder, to the extent immediately prior to becoming a Subsidiary such Person was permitted so to become a Guarantor and (b) to pledge such Person's stock to the Agents and the Banks pursuant to a Pledge Agreement to the extent the Borrower is permitted to do so, and in connection with the foregoing to deliver such opinions of counsel and other documents related to such Guarantor and its obligations hereunder or under such pledge agreement as the Administrative Agent may reasonably request. The Borrower will use commercially reasonable efforts to lift any applicable restrictions with respect to the foregoing; provided that any Subsidiary created in contemplation of an Acquisition shall not be required to become a Guarantor hereunder or have its stock pledged to the Agents and the Banks in accordance with this Section 5.20 until the tenth day after the consummation of such Acquisition.

         Section 5.20. Further Assurances. (a) The Borrower will, and will cause each of the other Obligors to, at the Borrower's sole cost and expense, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment and transfers as the Administrative Agent shall from time to time request, which may be necessary in the reasonable judgment of the Administrative Agent from time to time to assure, perfect, convey, assign and transfer to the Administrative Agent the property and rights conveyed or assigned pursuant to the Collateral Documents, or which may facilitate the performance of the terms of the Collateral Documents, or the filing, registering or recording of the Collateral Documents.

         (b) All costs and expenses in connection with the grant of any security interests under the Collateral Documents, including without limitation reasonable legal fees and other reasonable costs and expenses in connection with the granting, perfecting and maintenance of any security interests under the Collateral Documents or the preparation, execution, delivery, recordation or filing of documents and any other acts as the Administrative Agent may reasonably request in connection with the grant of such security interests shall be paid by the Borrower promptly upon demand.

         (c) The Borrower will not, and will not permit any of its Subsidiaries to, enter into or become subject to any agreement which would impair their ability to comply, or which would purport to prohibit them from complying, with the provisions of this Section (unless, with respect to any Person, such an agreement was in effect at the time such Person became a Subsidiary and was not entered into in anticipation of such event).

         Section 5.21. Limitation on Floor Plan Amendments. There shall be no modification to any floor plan financing arrangement which would have a Material Adverse Effect.

         Section 5.22. External Inventory Audits. The Borrower will cause a minimum of six floor plan audits to be performed annually by Floor Plan Providers (or other external auditors) with respect to each Automobile Dealership presently owned or hereafter acquired by the Borrower and its Subsidiaries.

         Section 5.23. Ownership of Subsidiaries. Each Subsidiary identified as a wholly-owned Subsidiary of the Borrower or another Subsidiary in Section 4.13(c) on the Effective Date, as modified in accordance with Section 4.13 from time to time, will be wholly-owned by the Borrower or another Subsidiary at all times and each Subsidiary acquired by the Borrower, directly or indirectly, after the Effective Date will at no time be less than 80.1% owned, directly or indirectly, by the Borrower.


                                  ARTICLE VI.
                                    DEFAULTS

         Section 6.1. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

         (a) the Borrower shall fail to pay when due any principal of any Loan or shall fail to pay within five Domestic Business Days of the due date thereof any interest, any fees or any other amount payable hereunder;

         (b) the Borrower shall fail to observe or perform any covenant contained in Article 5, other than those contained in Sections 5.1 through 5.6; provided that in the case of Sections 5.12 and 5.13, such failure shall have continued uncured for 10 days;

         (c) any Obligor shall fail to observe or perform any covenant or agreement (including those contained in Sections 5.1 through 5.6) contained in the Loan Documents (other than those covered by clause (a) or (b) above) for 30 days after notice thereof has been given to the Borrower by the Documentation Agent at the request of any Bank;

         (d) any representation, warranty, certification or statement made by any Obligor in any Loan Document or in any certificate, financial statement or other document delivered pursuant to any Loan Document shall prove to have been incorrect in any material respect when made (or deemed made);

         (e) the Borrower or any Subsidiary shall fail to make any payment in respect of any Material Financial Obligations when due or within any applicable grace period;

         (f) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

         (g) the Borrower or any Significant Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

         (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Significant Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

         (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which causes one or more members of the ERISA Group to incur a current payment obligation in excess of $1,000,000;

         (j) judgments or orders for the payment of money in excess of $1,000,000 shall be rendered against the Borrower or any Subsidiary and such judgments or orders shall continue unsatisfied and unstayed for a period of 30 days;

         (k) any Lien created by any of the Collateral Documents shall at any time fail to constitute a valid and (to the extent required by the Collateral Documents) perfected Lien on all of the Collateral purported to be subject thereto, securing the obligations purported to be secured thereby, with the priority required by the Loan Documents, or any Obligor shall so assert in writing;

         (l) any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended), other than any Principal Shareholder, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 30% or more of the outstanding shares of common stock of the Borrower; or, during any period of 12 consecutive calendar months, individuals who were directors of the Borrower on the first day of such period (together with any new directors whose election by the board of directors of the Borrower or whose nomination for election by the stockholders of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) shall cease to constitute a majority of the board of directors of the Borrower; or

         (m) the obligations of any Guarantor which is a Significant Subsidiary under Article 9 shall be invalid or unenforceable, or any Obligor shall so assert in writing;

then, and in every such event, the Documentation Agent shall (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, and (ii) if requested by Banks holding more than 50% of the aggregate principal amount of the Loans, by notice to the Borrower declare the Loans (together with accrued interest thereon) to be, and the Loans shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that in the case of any of the Events of Default specified in clause 6.1(g) or 6.1(h) above with respect to the Borrower, without any notice to the Borrower or any other act by the Documentation Agent or the Banks, the Commitments shall thereupon terminate and the Loans (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

         Section 6.2. Notice of Default. The Documentation Agent shall give notice to the Borrower under Section 6.1(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                  ARTICLE VII.
                                   THE AGENTS

         Section 7.1. Appointment and Authorization. Each Bank irrevocably appoints and authorizes each Agent to enter into and act as its agent in connection with the Collateral Documents and to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to such Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

         Section 7.2. Agents and Affiliates. The Bank of Nova Scotia and Morgan Guaranty Trust Company of New York shall each have the same rights and powers under the Loan Documents as any other Bank and may exercise or refrain from exercising the same as though it were not an Agent, and The Bank of Nova Scotia and Morgan Guaranty Trust Company of New York and their respective affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not an Agent.

         Section 7.3. Action by Agents. The obligations of the Agents hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, neither Agent shall be required to take any action with respect to any Default, except as expressly provided in Article 6.

         Section 7.4. Consultation with Experts. Each Agent may consult with legal counsel (who may be counsel for any Obligor), independent public accountants and other experts selected by it and shall not be liable to any Bank or Agent for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         Section 7.5. Liability of Agent. Neither Agent nor any of their respective affiliates nor any of the respective directors, officers, agents or employees of any of the foregoing shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks (or all the Banks in any case where the relevant event requires the consent of all the Banks in accordance with the terms and provisions of the Loan Documents) or (ii) in the absence of its own gross negligence or willful misconduct. Neither Agent nor any of their respective affiliates nor any of the respective directors, officers, agents or employees of any of the foregoing shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with the Loan Documents or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any Obligor; (iii) the satisfaction of any condition specified in Article 2, 3, except in the case of the Documentation Agent receipt of items required to be delivered to it; or (iv) the validity, effectiveness or genuineness of the Loan Documents or any other instrument or writing furnished in connection herewith. Neither Agent shall incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

         Section 7.6. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify each Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with the Loan Documents or any action taken or omitted by such indemnitees thereunder.

         Section 7.7. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon either Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon either Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents.

         Section 7.8. Successor Agent. Either Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

         Section 7.9. Agents' Fees. The Borrower shall pay to each Agent for its own account fees in the amounts and at the times previously agreed upon between the Borrower and such Agent.

                                 ARTICLE VIII.
                            CHANGE IN CIRCUMSTANCES

         Section 8.1. Basis for Determining Interest Rate Inadequate or Unfair. If at least two Euro-Dollar Business Days prior to the first day of any Interest Period for any Euro-Dollar Loan:

         (a) the Administrative Agent is advised by the Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Reference Banks in the London interbank market for such Interest Period, or

         (b) Banks having 50% or more of the aggregate principal amount of the affected Loans advise the Administrative Agent that the Adjusted London Interbank Offered Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, the Administrative Agent shall immediately give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make Euro-Dollar Loans or to continue or convert outstanding Loans as or into Euro-Dollar Loans shall be suspended and (ii) each outstanding Euro-Dollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Administrative Agent at least one Domestic Business Day before the date of any Euro-Dollar Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

         Section 8.2. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency issued after the date of this Agreement shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Administrative Agent (which notice shall specify in reasonable detail the basis upon which it is being given), the Administrative Agent shall forthwith forward such notice to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans, or to convert outstanding Loans into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

         Section 8.3. Increased Cost and Reduced Return. (a) If on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency issued after the date of this Agreement shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any such requirement included in an applicable Euro-Dollar Reserve Percentage), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or the London interbank market any other condition affecting its Euro-Dollar Loans, its Note or its obligation to make Euro-Dollar Loans and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Euro-Dollar Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

         (a) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, (including any determination by any such authority, central bank or comparable agency that, for purposes of capital adequacy requirements, the Commitments hereunder do not constitute commitments with an original maturity of one year or less) has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

         (b) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth in reasonable detail the basis for such claim and the calculation of the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

         Section 8.4. Taxes. (a) For the purposes of this Section 8.4, the following terms have the following meanings:

         "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Borrower or any Guarantor, as the case may be, pursuant to this Agreement or under any Note, and all liabilities with respect thereto, excluding (i) in the case of each Bank and either Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by a jurisdiction or any political subdivision thereof under the laws of which such Bank or either Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Lending Office is located and (ii) in the case of each Bank, any United States withholding tax imposed on such payments but only to the extent that such Bank is subject to United States withholding tax at the time such Bank first becomes a party to this Agreement.

         "Other Taxes" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution or delivery of, or otherwise with respect to, any Loan Document.

         (b) Any and all payments by the Borrower or any Guarantor to or for the account of any Bank or either Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; provided that, if the Borrower or any Guarantor shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Bank or either Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or any Guarantor, as the case may be, shall make such deductions, (iii) the Borrower or such Guarantor, as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 10.1, the original or a certified copy of a receipt evidencing payment thereof.

         (c) The Borrower agrees to indemnify each Bank and either Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by such Bank or either Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Bank or either Agent (as the case may be) makes demand therefor.

         (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower and the Administrative Agent with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Bank from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. Such forms shall be delivered by each such Bank on or before the date it becomes a party to this Agreement (or, in the case of an Assignee, Participant or other transferee under Section 10.6 of this Agreement, on or before the date such person becomes an Assignee, Participant or other transferee) and on or before the date, if any, such Bank changes its Applicable Lending Office by designating a different jurisdiction of such Office under Section 8.4(f) hereof. In addition, each such Bank shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Bank.

         (e) For any period with respect to which a Bank has failed to provide the Borrower or the Administrative Agent with the appropriate form pursuant to
Section 8.4(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.4(b) or (c) with respect to Taxes imposed by the United States; provided that if a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

         (f) If the Borrower or any Guarantor is required to pay additional amounts to or for the account of any Bank pursuant to this Section, then such Bank will change the jurisdiction of its Applicable Lending Office if, in the judgment of such Bank, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank.

         Section 8.5. Base Rate Loans Substituted for Affected Euro-Dollar
Section 8.10. Base Rate Loans Substituted for Affected Euro-Dollar Loans. If
(i) the obligation of any Bank to make, or convert outstanding Loans to, Euro-Dollar Loans has been suspended pursuant to Section 8.2 or (ii) any Bank has demanded compensation under Section 8.3 or 8.4 with respect to its Euro-Dollar Loans and the Borrower shall, by at least one Domestic Business Day's prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

         (a) all Loans which would otherwise be made by such Bank as (or continued as or converted into) Euro-Dollar Loans shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks); and

         (b) after each of its Euro-Dollar Loans has been repaid (or converted to a Base Rate Loan), all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

If such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Banks.

                                  ARTICLE IX.
                                    GUARANTY

         Section 9.1. The Guaranty. Each Guarantor hereby unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Borrower pursuant to this Agreement, and the full and punctual payment of all other amounts payable by the Borrower or any other Guarantor under the Loan Documents. Upon failure by the Borrower to pay punctually any such amount, the Guarantors shall be jointly and severally obligated forthwith on demand to pay the amount not so paid at the place and in the manner specified in this Agreement or the other Loan Documents.

         Section 9.2. Guaranty Unconditional. The obligations of each Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

         (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower or any other Guarantor under the Loan Documents, by operation of law or otherwise;

         (b) any modification or amendment of or supplement to the Loan
    Documents;

         (c) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower or any other Guarantor under the Loan Documents;

         (d) any change in the corporate existence, structure or ownership of the Borrower or any other Guarantor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, any other Guarantor or their respective assets or any resulting release or discharge of any obligation of the Borrower or any other Guarantor contained in the Loan Documents;

         (e) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Borrower, any other Guarantor, either Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

         (f) any invalidity or unenforceability relating to or against the Borrower or any other Guarantor for any reason of the Loan Documents, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or any other Guarantor of the principal of or interest on any Note or any other amount payable by the Borrower or any other Guarantor under the Loan Documents; or

         (g) any other act or omission to act or delay of any kind by the Borrower, any other Guarantor, either Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder (other than, in each case, the payment of the Obligations in full).

         Section 9.3. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. Each Guarantor's obligations hereunder shall remain in full force and effect until the Commitments shall have terminated and the principal of and interest on the Notes and all other amounts payable by the Obligors under the Loan Documents shall have been paid in full. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Obligors under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of any Obligor or otherwise, each Guarantor's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

         Section 9.4. Waiver by each Guarantor. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other Guarantor or any other Person.

         Section 9.5. Subrogation and Contribution. Each Guarantor irrevocably waives, until such time as the Commitments shall have terminated and the principal of and interest on the Notes and all other amounts payable by the Obligors under the Loan Documents shall have been paid in full, any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of the payee against the Borrower with respect to such payment or against any direct or indirect security therefor, or otherwise to be reimbursed, indemnified or exonerated by or for the account of the Borrower in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other Guarantor with respect to such payment.

         Section 9.6. Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Obligor under the Loan Documents is stayed upon insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by each Guarantor hereunder forthwith on demand by the Documentation Agent made at the request of the requisite proportion of the Banks specified in
Article 6 of the Agreement.

         Section 9.7. Limit of Liability. The obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under
Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

         Section 9.8. Release Upon Sale. Upon any sale by the Borrower of a Subsidiary permitted by this Agreement, such Subsidiary shall automatically and without further action by any Bank or either Agent be released from its obligations, if any, as a Guarantor hereunder.


                                   ARTICLE X.
                                 MISCELLANEOUS

         Section 10.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party:
(a) in the case of the Borrower or either Agent, at its address, facsimile number or telex number set forth on the signature pages hereof, (b) in the case of any Guarantor, in care of the Borrower, (c) in the case of any Bank, at its address, facsimile number or telex number set forth on the signature pages hereof or (d) in the case of any party, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article 2 or Article 8 shall not be effective until received.

         Section 10.2. No Waivers. No failure or delay by either Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         Section 10.3. Expenses; Indemnification. (a) The Borrower shall pay
(i) all out-of-pocket expenses of the Agents, including reasonable fees and disbursements of special counsel for the Agents, in connection with the preparation and administration of the Loan Documents, any waiver or consent thereunder or any amendment thereof or any Default or alleged Default thereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Documentation Agent, the Administrative Agent or any Bank, including the fees and disbursements of counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

         (a) The Borrower agrees to indemnify each Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of the Loan Documents or any actual or proposed use of proceeds of Loans hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct.

         Section 10.4. Sharing of Set-Offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of any Obligor other than its indebtedness hereunder.

         Section 10.5. Amendments and Waivers Release of Collateral. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks

(and, if the rights or duties of either Agent are affected thereby, by such Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any scheduled reduction or termination of any Commitment, (iv) change the aggregate amount of Loans required to be repaid on any Principal Repayment Date, (v) release any Guarantor from its obligations hereunder, (vi) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement or (vii) change Section 2.12,
8.3 or 8.4. Notwithstanding the foregoing, Article 9 may not be amended with respect to any Guarantor without the consent of such Guarantor. Any provision of the Collateral Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the relevant Obligor and the Administrative Agent with the consent of the Required Banks; provided that no such amendment or waiver shall, unless signed by all the Banks, effect or permit a release of Collateral. Notwithstanding the foregoing, Collateral shall be released from the Lien of the Collateral Documents from time to time as necessary to effect any sale or pledge of assets permitted by the Loan Documents, and the Administrative Agent shall execute and deliver all release documents reasonably requested to evidence such release.

         Section 10.6. Successors and Assigns. (a) Subject to the further provisions of this Section 10.6 below, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

         (a) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Administrative Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this

Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), (iii), (iv) or (vi) of, or in the proviso in the penultimate sentence of, Section 10.5 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

         (b) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part (equivalent to an initial Commitment of not less than $5,000,000 or less if such amount represents the remaining amount of such Bank's Commitment) of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit D hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrower, which shall not be unreasonably withheld, and the Administrative Agent; provided that if an Assignee is an affiliate of such transferor Bank or was a Bank immediately prior to such assignment, no such consent shall be required. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Administrative Agent an administrative fee for processing such assignment in the amount of $3,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.4.

         (c) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

         (d) No Assignee, Participant or other transferee of any Bank's rights (including, without limitation, any successor Applicable Lending Office) shall be entitled to receive any greater payment under Section 8.3 or 8.4 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.2, 8.3 or 8.4 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

         Section 10.7. Collateral. Each of the Banks represents to each Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

         Section 10.8. Governing Law; Submission to Jurisdiction. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York. Each Obligor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Obligor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         Section 10.9. Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Documentation Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Documentation Agent in form satisfactory to it of telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).

         Section 10.10. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENTS AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          UNITED AUTO GROUP, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President
                                            Address:
                                            Facsimile:

                                          DIFEO PARTNERSHIP, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          DIFEO PARTNERSHIP RCT, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          DIFEO PARTNERSHIP RCM, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          DIFEO PARTNERSHIP HCT, INC.

                                          By /s/ Philip N. Smith,Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          DIFEO PARTNERSHIP SCT, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          DIFEO PARTNERSHIP VIII, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President


                                          DIFEO PARTNERSHIP IX, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          DIFEO PARTNERSHIP X, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          UAG NORTHEAST, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          UAG NORTHEAST (NY), INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          HUDSON TOYOTA, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          SOMERSET MOTORS, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          FAIR HYUNDAI PARTNERSHIP

                                          By  DIFEO PARTNERSHIP, INC.
                                              a general partner

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          FAIR CHEVROLET-GEO PARTNERSHIP

                                          By  DIFEO PARTNERSHIP, INC.
                                              a general partner

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          DANBURY AUTO PARTNERSHIP

                                          By  DIFEO PARTNERSHIP, INC.
                                              a general partner

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          DANBURY CHRYSLER PLYMOUTH
                                          PARTNERSHIP

                                          By  DIFEO PARTNERSHIP, INC.
                                              a general partner

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          HUDSON MOTORS PARTNERSHIP

                                          By  DIFEO PARTNERSHIP HCT, INC.
                                              a general partner

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          DIFEO HYUNDAI PARTNERSHIP

                                          By  DIFEO PARTNERSHIP, INC.
                                              a general partner

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President


                                          J&F OLDMOBILE PARTNERSHIP

                                          By  DIFEO PARTNERSHIP, INC.
                                              a general partner

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          DIFEO NISSAN PARTNERSHIP

                                          By  DIFEO PARTNERSHIP, INC.
                                              a general partner

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          DIFEO CHEVROLET-GEO
                                             PARTNERSHIP

                                          By  DIFEO PARTNERSHIP, INC.
                                              a general partner

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          DIFEO CHRYSLER PLYMOUTH JEEP
                                             EAGLE PARTNERSHIP

                                          By  DIFEO PARTNERSHIP, INC.
                                              a general partner

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          OCT PARTNERSHIP

                                          By  DIFEO PARTNERSHIP VIII, INC.
                                              a general partner

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President


                                          OCM PARTNERSHIP

                                          By  DIFEO PARTNERSHIP IX, INC.
                                              a general partner

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          SOMERSET MOTORS PARTNERSHIP

                                          By  DIFEO PARTNERSHIP SCT, INC.
                                              a general partner

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          DIFEO BMW PARTNERSHIP

                                          By  DIFEO PARTNERSHIP, INC.
                                              a general partner

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          COUNTY AUTO GROUP PARTNERSHIP

                                          By  DIFEO PARTNERSHIP RCT, INC.
                                              a general partner

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          ROCKLAND MOTORS PARTNERSHIP

                                          By  DIFEO PARTNERSHIP RCM, INC.
                                              a general partner

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          UAG WEST, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          SA AUTOMOTIVE, LTD.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          SL AUTOMOTIVE, LTD.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          SPA AUTOMOTIVE, LTD.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          LRP, LTD.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          SUN BMW, LTD.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          672   5 DEALERSHIP, LTD.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          6725 AGENT PARTNERSHIP

                                          By  SCOTTSDALE AUDI, LTD.
                                              a general partner

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          SCOTTSDALE MANAGEMENT GROUP, LTD.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          SK MOTORS, LTD.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          SCOTTSDALE AUDI, LTD.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          UNITED LANDERS, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          LANDERS AUTO SALES, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          LANDERS UNITED AUTO GROUP, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          LANDERS UNITED AUTO GROUP NO. 2,
                                             INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          LANDERS UNITED AUTO GROUP NO. 3, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          UAG ATLANTA, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          ATLANTA TOYOTA, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          UAG ATLANTA II, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          UNITED NISSAN, INC.,
                                          a Georgia corporation

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          UAG ATLANTA III, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          PEACHTREE NISSAN, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          UAG ATLANTA IV, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          UAG ATLANTA IV MOTORS, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          UAG ATLANTA V, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          CONYERS NISSAN, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          UAG TENNESSEE, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          UNITED NISSAN, INC.,
                                          a Tennessee corporation

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          UAG TEXAS, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          UAG TEXAS II, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President


                                          SHANNON AUTOMOTIVE, LTD.

                                          By  UAG TEXAS II, INC.
                                              its general partner

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          UAG EAST, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President


                                          UAG NEVADA, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President


                                          UNITED AUTOCARE, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President


                                          UNITED AUTOCARE PRODUCTS, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President


                                          UAG CAPITAL MANAGEMENT, INC.

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          DIFEO LEASING PARTNERSHIP

                                          By DIFEO PARTNERSHIP, INC.
                                             its general partner

                                          By /s/ Philip N. Smith, Jr.
                                            -----------------------------------
                                            Title: Vice President

                                          THE BANK OF NOVA SCOTIA,
                                          as Administrative Agent

                                          By /s/ Brian S. Allen
                                            -----------------------------------
                                            Title: Senior Relationship Officer
                                            Address: One Liberty Plaza
                                            Facsimile: 212-225-5090/91

                                          MORGAN GUARANTY TRUST
                                             COMPANY OF NEW YORK, as
                                          Documentation Agent

                                          By /s/ James E. Condon
                                            -----------------------------------
                                            Title: Vice President
                                            Address: 60 Wall Street
                                            New York, NY 10260
                                            Facsimile: (212) 648-5018

Commitments
-----------

$10,000,000   THE BANK OF NOVA SCOTIA

                                          By /s/ Brian S. Allen
                                            -----------------------------------
                                            Title: Sr. Relationship Manager

$10,000,000                               MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK

                                          By /s/ James E. Condon
                                            -----------------------------------
                                            Title: Vice President

$10,000,000                               THE CHASE MANHATTAN BANK

                                          By /s/ Elizabeth Edmunds
                                            -----------------------------------
                                            Title: Vice President




$10,000,000                               COMERICA, INC.

                                          By /s/ Joseph A. Moran
                                            -----------------------------------
                                            Title: Senior Vice President

$10,000,000                               CREDIT LYONNAIS NEW YORK BRANCH

                                          By /s/ Attila Koc
                                            -----------------------------------
                                            Title: Vice President

-----------------
Total Commitments

$50,000,000
=================

                                    Exhibits

                                                               EXHIBIT A - Note

                                      NOTE

                                                 New York, New York
                                                 ___________ __, 199_


         For value received, United Auto Group, Inc., a Delaware corporation (the "Borrower"), promises to pay to the order of ______________________ (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the third anniversary of the Effective Date of the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

         All Loans made by the Bank, the respective Types thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This note is one of the Notes referred to in the Credit Agreement dated as of March 20, 1997 among United Auto Group, Inc., the Guarantors party thereto, the banks listed on the signature pages thereof, The Bank of Nova Scotia, as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

         The payment in full of the principal and interest on this note has, pursuant to the provisions of the Credit Agreement, been unconditionally guaranteed by certain Guarantors.

                                       UNITED AUTO GROUP, INC.


                                       By
                                         ----------------------------
                                         Name:
                                         Title:

                        LOANS AND PAYMENTS OF PRINCIPAL

--------------------------------------------------------------------------------
                     Amount           Type         Amount of
                       of              of          Principal       Notation
      Date            Loan            Loan          Repaid          Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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                                      -3-

               EXHIBIT B-1 - Opinion of Counsel for the Borrower

             EXHIBIT C - Opinion of Special Counsel for the Agents


                                   OPINION OF
                     DAVIS POLK & WARDWELL, SPECIAL COUNSEL
                                 FOR THE AGENTS
                     --------------------------------------


                                                 ________________,  199_



To the Banks and the Agents
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Documentation Agent
60 Wall Street
New York, New York  10260

Ladies and Gentlemen:

         We have participated in the preparation of the Credit Agreement (the "Credit Agreement") dated as of March 20, 1997 among United Auto Group, Inc., a Delaware corporation (the "Borrower"), the Guarantors party thereto, the banks listed on the signature pages thereof (the "Banks"), The Bank of Nova Scotia, as Administrative Agent and Morgan Guaranty Trust Company of New York, as Documentation Agent (collectively, the "Agents"), and have acted as special counsel for the Agents for the purpose of rendering this opinion pursuant to
Section 3.1(a)(iii) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of Upon the basis of the foregoing, we are of the opinion that:

         1. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action.

         2. The Credit Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

         We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

         This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                            Very truly yours,

                EXHIBIT D - Assignment and Assumption Agreement

                      ASSIGNMENT AND ASSUMPTION AGREEMENT


         AGREEMENT dated as of _________, 19__ among (NAME OF ASSIGNOR) (the "Assignor"), [ASSIGNEE] (the "Assignee"), UNITED AUTO GROUP, INC. (the "Borrower") and The Bank of Nova Scotia, as Administrative Agent.

         WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the Credit Agreement dated as of March 20, 1997 among the Borrower, the Guarantors party thereto, the Assignor and the other Banks party thereto, as Banks, The Bank of Nova Scotia, as Administrative Agent and Morgan Guaranty Trust Company of New York, as Documentation Agent (the "Credit Agreement");

         WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $__________;

         WHEREAS, Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and

         WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

         SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, [the Borrower and the Administrative Agent] and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

         SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.1 It is understood that commitment and/or facility fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

         [SECTION 4. Consent of the Borrower and the Administrative Agent. This Agreement is conditioned upon the consent of the Borrower and the Administrative Agent pursuant to Section 10.6(c) of the Credit Agreement. The execution of this Agreement by the Borrower and the Administrative Agent is evidence of this consent. Pursuant to Section 10.6(c), the Borrower agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.]

         SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of any Obligor, or the validity and enforceability of the obligations of any Obligor in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Obligors.

--------------
    1 Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. If may be preferable in an appropriate case to specify these amounts generically or by formula rather that as a fixed sum.

         SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                         [ASSIGNOR]

                                         By
                                           ---------------------------
                                           Name:
                                           Title:

                                         [ASSIGNEE]

                                         By
                                           ---------------------------
                                           Name:
                                           Title:

                                         UNITED AUTO GROUP, INC.

                                         By
                                           ---------------------------
                                           Name:
                                           Title:

                                        THE BANK OF NOVA SCOTIA

                                         By
                                           ---------------------------
                                           Name:
                                           Title:

                                                   EXHIBIT E - Pledge Agreement


                                PLEDGE AGREEMENT

         AGREEMENT dated as of March 20, 1997 among UNITED AUTO GROUP, INC., a Delaware corporation (together with its successors, the "Borrower"), UNITED LANDERS, INC., a Delaware corporation ("ULI") and DIFEO PARTNERSHIP, INC., a Delaware corporation ("DPI"), UAG WEST, INC., a Delaware corporation ("UAG West"), LANDERS AUTO SALES, INC., an Arkansas corporation ("LAS"), UAG ATLANTA, INC., a Delaware corporation ("UAG Atlanta"), UAG ATLANTA IV, INC., a Delaware corporation ("UAG Atlanta IV"), UAG NORTHEAST, INC., a Delaware corporation ("UAG Northeast"), DIFEO PARTNERSHIP HCT, INC., a Delaware corporation ("DPI HCT"), HUDSON TOYOTA, INC., a New Jersey corporation ("Hudson Toyota"), DIFEO PARTNERSHIP VIII, INC., a Delaware corporation ("DPI VIII"), DIFEO PARTNERSHIP IX, INC., a Delaware corporation ("DPI IX"), DIFEO PARTNERSHIP SCT, INC., a Delaware corporation ("DPI SCT"), SOMERSET MOTORS, INC., a New Jersey corporation ("Somerset Motors), DIFEO PARTNERSHIP RCT, INC., a Delaware corporation ("DPI RCT"), UAG NORTHEAST (NY), INC., a New York corporation ("UAG Northeast (NY)"), DIFEO PARTNERSHIP RCM, INC., a Delaware corporation ("DPI RCM"), SCOTTSDALE AUDI, LTD., an Arizona corporation ("SA"), SK MOTORS, LTD., an Arizona corporation ("SK Motors"), UAG Texas, Inc., a Delaware corporation ("UAG Texas"), UAG Texas II, Inc., a Delaware corporation ("UAG Texas II") (each together with its successors, a "Pledgor" and collectively the "Pledgors") and THE BANK OF NOVA SCOTIA, as Administrative Agent.

         WHEREAS, the Borrower, the Guarantors party thereto, certain banks, The Bank of Nova Scotia, as administrative agent for such banks and Morgan Guaranty Trust Company of New York, as documentation agent for such banks are parties to a Credit Agreement of even date herewith (as the same may be amended from time to time, the "Credit Agreement"); and

         WHEREAS, in order to induce said banks, The Bank of Nova Scotia, as administrative agent for such banks and Morgan Guaranty Trust Company of New York, as documentation agent for such banks, to enter into the Credit Agreement, the Pledgors have agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure their obligations under the Credit Agreement and the Notes issued pursuant thereto;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions

         Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

         "Collateral" has the meaning assigned to such term in Section 3(A).

         "Issuer" means any of the companies identified on Schedule I as the issuers of the Pledged Stock.

         "Partnership" means any of the partnerships listed on Schedule II.

         "Partnership Interests" means, as to each Pledgor, the reference to the partnership interest in each Partnership listed opposite such Pledgor's name on Schedule II attached hereto.

         "Pledged Instruments" means, as to each Pledgor, (i) the Subsidiary Notes of such Pledgor and (ii) any instrument required to be pledged by such Pledgor to the Administrative Agent pursuant to Section 3(B).

         "Pledged Interest" means, as to each Pledgor, the Partnership Interests of such Pledgor and any other equity interest required to be pledged by such Pledgor.

         "Pledged Securities" means, as to each Pledgor, the Pledged Instruments, the Pledged Interests and the Pledged Stock of such Pledgor.

         "Pledged Stock" means, as to each Pledgor, (i) the Subsidiary Shares of such Pledgor and (ii) any other capital stock required to be pledged by such Pledgor to the Administrative Agent pursuant to Section 3(B).

         "Secured Obligations" means the obligations secured under this Agreement which include: (a) with respect to the Borrower, (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on any loan under, or any note issued pursuant to, the Credit Agreement, (ii) all other amounts payable by the Borrower hereunder or under the Credit Agreement and (iii) any renewals, extensions or modifications of any of the foregoing; and (b) with respect to each other Pledgor, (i) all obligations of such Pledgor under the Credit Agreement (including without limitation Article 9 thereof) and (ii) any renewals, extensions or modifications of any of the foregoing.

         "Security Interests" means, as to each Pledgor, the security interests in its Collateral granted hereunder securing its Secured Obligations.

         "Subsidiary Notes" means, as to each Pledgor, any debt of an Issuer owing to such Pledgor, whether now existing or hereafter arising, including without limitation the instruments evidencing obligations owed to such Pledgor listed on Schedule I hereto.

         "Subsidiary Shares" means, as to each Pledgor, the collective reference to the shares of capital stock of each Issuer listed opposite such Pledgor's name on Schedule I attached hereto, together with all shares, stocks, stock certificates, options or rights of any nature whatsoever that currently exist or which may be issued or granted in respect thereof (or in substitution for the same) by any Issuer while this Agreement is in effect.

         Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code as in effect on the date hereof shall have the meanings therein stated.

         SECTION 2. Representations and Warranties

         Each Pledgor represents and warrants as follows:

         (A) Title to Pledged Securities. Such Pledgor owns all of the Pledged Securities listed on Schedule I and Schedule II across from its name, free and clear of any Liens other than the Security Interests. Except as set forth on
Schedule I, the Pledged Stock includes all of the issued and outstanding capital stock of each Issuer. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. Such Pledgor is not and will not become a party to or otherwise bound by any agreement, other than this Agreement or various franchise agreements between such Pledgor and automobile franchisors, which restricts in any manner the rights of any present or future holder of any of the Pledged Securities with respect thereto.

         (B) Validity, Perfection and Priority of Security Interests. Upon the delivery of its Pledged Instruments and certificates representing its Pledged Stock to the Administrative Agent in accordance with Section 4 hereof and assuming that the Administrative Agent will at no time relinquish possession of such Pledged Instruments and certificates, the Administrative Agent will have valid and perfected security interests in the Collateral pledged by such Pledgor hereunder (other than the Collateral described in the immediately succeeding sentence) subject to no prior Lien. When in addition appropriately completed UCC financing statements shall have been filed as specified in Schedule III hereto, the Security Interests shall constitute perfected security interests in the Collateral pledged by such Pledgor hereunder consisting of all right, title and interest of such Pledgor in Debt of a Subsidiary owing to such Pledgor and not evidenced by an instrument and the Partnership Interests (and all proceeds thereof). Except for the filing of such UCC financing statements, no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. Neither such Pledgor nor any of its Subsidiaries has performed or will perform any acts which might prevent the Administrative Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Administrative Agent in any such enforcement. On the date hereof, the Pledged Interests pledged by such Pledgor are not evidenced by any certificates.

         (C) UCC Filing Locations. The chief executive office of such Pledgor is located at its address set forth on the signature pages of the Credit Agreement.

         SECTION 3. The Security Interests

         In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of each Pledgor hereunder:

         (A) Each Pledgor hereby assigns and pledges to and with the Administrative Agent for the benefit of the Banks and the Agents and grants to the Administrative Agent for the benefit of the Banks and the Agents a security interest in its Pledged Securities, and all of its rights and privileges with respect to its Pledged Securities, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, all Debt of a Subsidiary owing to such Pledgor from time to time whether or not evidenced by a Pledged Instrument and all proceeds of the foregoing (the "Collateral"). Contemporaneously with the execution and delivery hereof, each Pledgor is delivering its Subsidiary Notes and certificates representing its Subsidiary Shares in pledge hereunder.

         (B) In the event that any Issuer at any time issues to any Pledgor any additional or substitute shares of capital stock of any class or any substitute note, or any Partnership issues to any Pledgor any additional or substitute equity interests of any class or issues certificates representing the Pledged Interests or any portion thereof, or owes any other Debt to any Pledgor, such Pledgor will immediately pledge and deposit with the Administrative Agent certificates (if any) representing all such shares and such note or any instrument evidencing such other Debt as additional security for such Pledgor's Secured Obligations. All such shares, notes, interests and instruments constitute

Pledged Securities and are subject to all provisions of this Agreement.

         (C) The Security Interests granted by each Pledgor are granted as security only and shall not subject either Agent or any Bank to, or transfer or in any way affect or modify, any obligation or liability of such Pledgor or any of its Subsidiaries with respect to any of the Collateral pledged by such Pledgor hereunder or any transaction in connection therewith.

         SECTION 4. Delivery of Pledged Securities

         All Pledged Instruments delivered to the Administrative Agent by any Pledgor pursuant hereto shall be endorsed to the order of the Administrative Agent, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Administrative Agent. All certificates representing Pledged Stock or Pledged Interests (if any) delivered to the Administrative Agent by any Pledgor pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Administrative Agent.

         SECTION 5. Further Assurances

         (A) Each Pledgor agrees that it will, at its expense and in such manner and form as the Administrative Agent may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Administrative Agent may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, each Pledgor hereby authorizes the Administrative Agent to execute and file, in the name of such Pledgor or otherwise, Uniform Commercial Code financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Administrative Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

         (B) Each Pledgor agrees that it will not change (i) its name, identity or corporate structure in any manner or (ii) the location of its chief executive office unless it shall have given the Administrative Agent not less than 30 days' prior notice thereof.

         (C) The Borrower agrees that it will cause any Subsidiary which is owed (i) Debt evidenced by an instrument,

(ii) long-term Debt or (iii) Debt secured by a Lien by the Borrower or another Subsidiary to immediately assign and pledge to and with the Administrative Agent for the benefit of the Banks and the Agents and grant to the Administrative Agent for the benefit of the Banks and the Administrative Agent a security interest in such Debt and all proceeds of such Debt, in each case as security for such Subsidiary's obligations under the Credit Agreement.

         SECTION 6. Record Ownership of Pledged Stock and Pledged Interests.

         Subject to the provisions of the final paragraph of Section 10, the Administrative Agent may at any time or from time to time, in its sole discretion, cause any or all of (i) the Pledged Stock or (ii) the Pledged Interests to be transferred of record into the name of the Administrative Agent or its nominee. Each Pledgor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Stock or Pledged Interests registered in the name of such Pledgor and the Administrative Agent will promptly give to each Pledgor copies of any notices and communications received by the Administrative Agent with respect to its Pledged Stock registered in the name of the Administrative Agent or its nominee.

         SECTION 7. Right to Receive Distributions on Collateral.

         Unless an Event of Default shall have occurred and be continuing, each Pledgor shall have the right to receive all dividends, interest and other payments and distributions made upon or with respect to Collateral pledged by it hereunder.

         If an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the right receive and to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Collateral and each Pledgor shall take all such action as the Administrative Agent may deem necessary or appropriate to give effect to such right. All such dividends, interest and other payments and distributions which are received by any Pledgor shall be received in trust for the benefit of the Agents and the Banks and, if the Administrative Agent so directs shall be segregated from other funds of such Pledgor and shall, forthwith upon demand by the Administrative Agent, be paid over to the Administrative Agent as Collateral in the same form as received (with any necessary endorsement). After all Events of Defaults have been cured, the Administrative Agent's right to retain dividends, interest and other payments and distributions under this Section 7 shall cease and the Administrative Agent shall pay over to each Pledgor any such Collateral pledged by such Pledgor hereunder retained by the Administrative Agent during the continuance of an Event of Default.

         SECTION 8. Right to Vote Pledged Stock and Pledged Interests.

         Unless an Event of Default shall have occurred and be continuing, each Pledgor shall have the right, from time to time, to vote its Pledged Stock and Pledged Interests and to give consents, ratifications and waivers with respect to its Pledged Stock and Pledged Interests, and the Administrative Agent shall, upon receiving a written request from such Pledgor accompanied by a certificate signed by its principal financial officer stating that no Event of Default has occurred and is continuing, deliver to such Pledgor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of its Pledged Stock or Pledged Interests which is registered in the name of the Administrative Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Administrative Agent.

         If an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the right to the extent permitted by law and each Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock or Pledged Interests with the same force and effect as if the Administrative Agent were the absolute and sole owner thereof.

         SECTION 9. General Authority

         Each Pledgor hereby irrevocably appoints the Administrative Agent its true and lawful attorney, with full power of substitution, in the name of such Pledgor, the Agents, the Banks or otherwise, for the sole use and benefit of the Agents and Banks, but at the expense of such Pledgor, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

              (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

              (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

              (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Administrative Agent were the absolute owner thereof, and

              (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Administrative Agent shall give each Pledgor not less than ten days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral pledged by such Pledgor hereunder except any Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Administrative Agent and each Pledgor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code.

SECTION 10. Remedies upon Event of Default

         If any Event of Default shall have occurred and be continuing, the Administrative Agent may exercise on behalf of the Banks and the Agents all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Administrative Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral as specified in Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Administrative Agent may deem satisfactory. Any Bank or Agent may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Administrative Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (ii) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as the Administrative Agent deems necessary or advisable in order to comply with said Act or any other law. Each Pledgor will execute and deliver such documents and take such other action as the Administrative Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of any Pledgor which may be waived, and each Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by
Section 9 shall (1) in the case of a public sale, state the time and place fixed for such sale, (2) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may determine. The Administrative Agent shall not be obligated to make any such sale pursuant to any such notice. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Administrative Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         Notwithstanding any provision of this Agreement to the contrary, (i) enforcement of the security interest granted hereby in the Pledged Securities and the exercise of any right or remedy with respect to any of the shares of Pledged Securities and the grant of any pledge pursuant to Section 5(c) shall be subject to prior approval of the various automobile franchisors with whom the Pledgor or any of its Affiliates has franchise agreements pursuant to which such enforcement, or exercise of any remedy or right, or grant, without prior approval from such automobile franchisors may result in the termination of one or more of such franchise agreements and (ii) the enforcement of the security interest granted hereby in the shares of Atlantic Auto Finance Corporation pledged hereunder and the exercise of any right or remedy with respect thereto shall be subject to the prior consent of the requisite financing parties with whom Atlantic Auto Finance Corporation has financing agreements set forth on Schedule IV hereto to the extent such enforcement or exercise of any remedy or right without prior approval from such financing parties may result in a default under one or more of such agreements.

         SECTION 11. Expenses

         Each Pledgor agrees that it will forthwith upon demand pay to the Administrative Agent:

              (i) the amount of any taxes which the Administrative Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral of such Pledgor from any Lien thereon, and

              (ii) the amount of any and all out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other experts, which the Administrative Agent may incur in connection with (w) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Administrative Agent of any of the rights conferred upon it hereunder or
    (z) any Default or Event of Default.

Any such amount not paid on demand shall bear interest at the rate applicable to Base Rate Loans plus 2% and shall be an additional Secured Obligation hereunder.

SECTION 12. Limitation on Duty of Administrative Agent in
            Respect of Collateral.

         Beyond the exercise of reasonable care in the custody thereof, the Administrative Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Administrative Agent in good faith and with reasonable care.

SECTION 13. Application of Proceeds

         Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral pledged by any Pledgor hereunder and any cash held shall be applied by the Administrative Agent in the following order of priorities:

         first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Administrative Agent, and all expenses, liabilities and advances incurred or made by the Administrative Agent in connection therewith, and any other unreimbursed expenses for which the Agents or any Bank is to be reimbursed by such Pledgor pursuant to Section 10.3 and Article 9 of the Credit Agreement or Section 11 hereof;

         second, to the ratable payment of unpaid principal of the Secured Obligations of such Pledgor;

         third, to the ratable payment of accrued but unpaid interest on the Secured Obligations of such Pledgor in accordance with the provisions of the Credit Agreement;

         fourth, to the ratable payment of all other Secured Obligations of such Pledgor, until all Secured Obligations of such Pledgor shall have been paid in full; and

         finally, to payment to such Pledgor, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Administrative Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

   SECTION 14. Concerning the Administrative Agent

         The provisions of Article VII of the Credit Agreement shall inure to the benefit of the Administrative Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Administrative Agent therein set forth:

(A) The Administrative Agent is authorized to take all such action as is provided to be taken by it as Administrative Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Administrative Agent shall act or refrain from acting (i) in accordance with the request of the Required Banks or (ii) if the Loans have been declared due and payable by the Documentation Agent in accordance with Section 6.1 of the Credit Agreement, in accordance with written instructions from the Required Banks or, in the absence of such instructions, in accordance with its discretion.

         (B) The Administrative Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Administrative Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by any Pledgor.

         SECTION 15. Appointment of Co-Administrative Agents

         At any time or times, in order to comply with any legal requirement in any jurisdiction, the Administrative Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Administrative Agent, or to act as separate agent or agents on behalf of the Agents and the Banks with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Administrative Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 14).

         SECTION 16. Termination of Security Interests; Release of Collateral

         Upon the repayment in full of all Secured Obligations and the termination of the Commitments under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral pledged by each Pledgor hereunder shall revert to such Pledgor. At any time and from time to time prior to such termination of the Security Interests, the Administrative Agent may release any of the Collateral upon the terms set forth in Section
10.5 of the Credit Agreement. Upon any such termination of the Security Interests or release of Collateral, the Administrative Agent will, at the expense of the respective Pledgor, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

         SECTION 17. Notices

         All notices hereunder shall be given in accordance with Section 10.1 of the Credit Agreement.

         SECTION 18. Waivers, Non-Exclusive Remedies

         No failure on the part of the Administrative Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent of any right under the Credit Agreement or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

         SECTION 19. Successors and Assigns

         This Agreement is for the benefit of the Agents and the Banks and their permitted successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness. This Agreement shall be binding on each Pledgor and its successors and assigns.

         SECTION 20. Changes in Writing

         Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each Pledgor to be bound thereby and the Administrative Agent with the consent of the Required Banks.

         SECTION 21. New York Law

         This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

         SECTION 22. Severability

         If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         SECTION 23. WAIVER OF JURY TRIAL.

         EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 24. Counterparts.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    UNITED AUTO GROUP, INC.


                                    By
                                      ---------------------------------
                                      Title:

                                    UNITED LANDERS, INC.

                                    By
                                      ---------------------------------
                                      Title:

                                    DIFEO PARTNERSHIP, INC.

                                    By
                                      ---------------------------------
                                      Title:

                                    UAG WEST, INC.

                                    By
                                      ---------------------------------
                                      Title:


                                    LANDERS AUTO SALES, INC.

                                    By
                                      ---------------------------------
                                      Title:


                                    UAG ATLANTA, INC.

                                    By
                                      ---------------------------------
                                      Title:


                                    UAG ATLANTA IV, INC.



                                    By
                                      ---------------------------------
                                      Title:


                                    UAG NORTHEAST, INC.


                                    By
                                      ---------------------------------
                                      Title:

                                    DIFEO PARTNERSHIP HCT, INC.

                                    By
                                      ---------------------------------
                                      Title:


                                    HUDSON TOYOTA, INC.

                                    By
                                      ---------------------------------
                                      Title:


                                    DIFEO PARTNERSHIP VIII, INC.

                                    By
                                      ---------------------------------
                                      Title:


                                    DIFEO PARTNERSHIP IX, INC.

                                    By
                                      ---------------------------------
                                      Title:


                                    DIFEO PARTNERSHIP SCT, INC.

                                    By
                                      ---------------------------------
                                      Title:


                                    SOMERSET MOTORS, INC.

                                    By
                                      ---------------------------------
                                      Title:


                                    DIFEO PARTNERSHIP RCT, INC.

                                    By
                                      ---------------------------------
                                      Title:


                                    UAG NORTHEAST (NY), INC.

                                    By
                                      ---------------------------------
                                      Title:


                                    DIFEO PARTNERSHIP RCM, INC.

                                    By
                                      ---------------------------------
                                      Title:

                                    SCOTTSDALE AUDI, LTD.

                                    By
                                      ---------------------------------
                                      Title:


                                    SK MOTORS, LTD.

                                    By
                                      ---------------------------------
                                      Title:


                                    UAG TEXAS, INC.

                                    By
                                      ---------------------------------
                                      Title:


                                    UAG TEXAS II, INC.

                                    By
                                      ---------------------------------
                                      Title:

                                    THE BANK OF NOVA SCOTIA,
                                    as Administrative Agent

                                    By
                                      ---------------------------------
                                      Title:

                                   Schedule I

                                 Pledged Stock
                        Issuers Stock Pledged Hereunder


Pledgor    Issuer of Pledged Stock       Class           No. of      Percentage
-------    -----------------------       -----           Shares      of Shares
                                                         ------      Issued
                                                                     ------

Borrower   United Landers, Inc.          Common Stock    100         100%

Borrower   Atlantic Auto Finance         Common Stock    43,500      100%
           Corporation

ULI        Landers Auto Sales, Inc.      Common Stock    10          100%

DPI        DiFeo Partnership HCT, Inc.   Common Stock    100         100%

DPI        DiFeo Partnership RCT, Inc.   Common Stock    100         100%

DPI        DiFeo Partnership RCM, Inc.   Common Stock    100         100%

DPI        DiFeo Partnership SCT, Inc.   Common Stock    100         100%

DPI        DiFeo Partnership VIII,       Common Stock    100         100%
           Inc.

DPI        DiFeo Partnership IX,         Common Stock    100         100%
           Inc.

Borrower   DiFeo Partnership X, Inc.     Common Stock    100         100%


Borrower   UAG Northeast (NY), Inc.      Common Stock    100         100%



DPI        Hudson Toyota, Inc.           Common Stock    45          100%

DPI        Somerset Motors, Inc.         Common Stock    100         100%

Borrower   UAG West, Inc.                Common Stock    100         100%

UAG West   SA Automotive, Ltd.           Common Stock    1,713,010   100%

Pledgor    Issuer of Pledged Stock       Class           No. of      Percentage
-------    -----------------------       -----           Shares      of Shares
                                                         ------      Issued
                                                                     ------

UAG West   SL Automotive, Ltd.           Common Stock    625,000     100%

UAG West   SPA Automotive, Ltd.          Common Stock    547,125     100%

UAG West   LRP, Ltd.                     Common Stock    500,000     100%

UAG West   Sun BMW, Ltd.                 Common Stock    900,000     100%

UAG West   6725 Dealership, Ltd.         Common Stock    1,250       100%

UAG West   Scottsdale Management         Common Stock    101,251     100%
           Group, Ltd.

UAG West   Scottsdale Audi, Ltd.         Common Stock    100         100%


LAS        Landers United Auto Group,    Common Stock    10          100%
           Inc.

LAS        Landers United Auto Group     Common Stock    10          100%
           No. 2, Inc.

LAS        Landers United Auto Group     Common Stock    10          100%
           No. 3, Inc.

Borrower   UAG Atlanta, Inc.             Common Stock    100         100%

UAG        Atlanta Toyota, Inc.          Common Stock    1,000       100%
Atlanta

Borrower   UAG Atlanta IV, Inc.          Common Stock    100         100%

UAG        UAG Atlanta IV Motors,        Common Stock    1,001       100%

Atlanta    Inc.
IV
           (fka Charles Evans BMW,
           Inc.)

Borrower   UAG Texas, Inc.               Common Stock    100         100%

Borrower   UAG Texas II, Inc.            Common Stock    100         100%


Borrower   United AutoCare, Inc.         Common Stock    100         100%

Borrower   United AutoCare Products,     Common Stock    100         100%
           Inc.

Borrower   UAG Capital                   Common Stock    100         100%

Pledgor    Issuer of Pledged Stock       Class           No. of      Percentage
-------    -----------------------       -----           Shares      of Shares
                                                         ------      Issued
                                                                     ------
           Management, Inc.

Pledged Instruments
-------------------

 Pledgor         Issuer of Pledged           Issue Date        Original
 -------         Instrument                  ----------        Principal Amount
                 ----------                                    ----------------
 Borrower        UAG Atlanta II, Inc.        May 1, 1996       $11,450,000

 Borrower        UAG Atlanta III, Inc.       July 12, 1996     $11,000,000

                                  Schedule II

                               Pledged Interests

                                                                 Partnership
                                                                 Interest
                                                                 Pledged
Pledgor                 Partnership                              Hereunder
-------                 -----------                              ---------

DPI                     Fair Hyundai Partnership                 70%

UAG Northeast           Fair Hyundai Partnership                 30%

DPI                     Fair Chevrolet-Geo Partnership           70%

UAG Northeast           Fair Chevrolet-Geo Partnership           30%

DPI                     Danbury Auto Partnership                 70%

UAG Northeast           Danbury Auto Partnership                 30%

DPI                     Danbury Chrysler Plymouth Partnership    70%

UAG Northeast           Danbury Chrysler Plymouth Partnership    30%

DPI HCT                 Hudson Motors Partnership                70%

Hudson Toyota           Hudson Motors Partnership                30%

DPI                     DiFeo Hyundai Partnership                70%

UAG Northeast           DiFeo Hyundai Partnership                30%

DPI                     J&F Oldsmobile Partnership               70%

UAG Northeast           J&F Oldsmobile Partnership               30%

DPI                     DiFeo Chevrolet-Geo Partnership          70%

UAG Northeast           DiFeo Chevrolet-Geo Partnership          30%

DPI                     DiFeo Chrysler Plymouth Jeep Eagle       70%
                        Partnership

UAG Northeast           DiFeo Chrysler Plymouth Jeep Eagle       30%
                        Partnership

DPI VIII                OCT Partnership                          70%

                                                                 Partnership
                                                                 Interest
                                                                 Pledged
Pledgor                 Partnership                              Hereunder
-------                 -----------                              ---------

UAG Northeast           OCT Partnership                          30%

DPI IX                  OCM Partnership                          70%

UAG Northeast           OCM Partnership                          30%

DPI SCT                 Somerset Motors Partnership              70%

Somerset Motors         Somerset Motors Partnership              30%

DPI                     DiFeo BMW Partnership                    70%

UAG Northeast           DiFeo BMW Partnership                    30%

DPI RCT                 Country Auto Group Partnership           70%

UAG Northeast (NY)      Country Auto Group Partnership           30%

DPI RCM                 Rockland Motors Partnership              70%

UAG Northeast (NY)      Rockland Motors Partnership              30%

SA                      6725 Agent Partnership                   50%

SK Motors               6725 Agent Partnership                   50%

UAG Texas               Shannon Automotive, Ltd.                 99%

UAG Texas II            Shannon Automotive, Ltd.                  1%

DPI                     DiFeo Leasing Partnership                70%

UAG Northeast           DiFeo Leasing Partnership                30%

                                  Schedule III

                              UCC Filing Locations

-------------------------------------------------------------------------------
  DEBTOR                                    FILING LOCATION(S)
-------------------------------------------------------------------------------
  United Auto Group, Inc.                   New York Secretary of State
                                            New York City Register
-------------------------------------------------------------------------------
  United Landers, Inc.                      New York Secretary of State
                                            New York City Register
                                            Arkansas Secretary of State
                                            Saline County Clerk
                                            Pulaski County Clerk
                                            Garland County Clerk
-------------------------------------------------------------------------------
  DiFeo Partnership, Inc.                   New York Secretary of State
                                            New York City Register
                                            Rockland County Clerk
                                            New Jersey Secretary of State
                                            Hudson County Clerk
                                            Ocean County Clerk
                                            Somerset County Clerk
                                            Bergen County Clerk
                                            Connecticut Secretary of State
                                            Town of Danbury Clerk
-------------------------------------------------------------------------------
  UAG West, Inc.                            New York Secretary of State
                                            New York City Register
                                            Arizona Secretary of State
                                            Maricopa County Clerk
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  DEBTOR                                    FILING LOCATION(S)
-------------------------------------------------------------------------------
  Landers Auto Sales, Inc.                  New York Secretary of State
                                            New York City Register
                                            Arkansas Secretary of State
                                            Saline County Clerk
                                            Pulaski County Clerk
                                            Garland County Clerk
-------------------------------------------------------------------------------
  UAG Atlanta, Inc.                         New York Secretary of State
                                            New York City Register
                                            Gwinnett County Clerk
-------------------------------------------------------------------------------
  UAG Atlanta IV, Inc.                      New York Secretary of State
                                            New York City Register
                                            Gwinnett County Clerk
-------------------------------------------------------------------------------
  UAG Northeast, Inc.                       New York Secretary of State
                                            New York City Register
                                            Rockland County Clerk
                                            New Jersey Secretary of State
                                            Hudson County Clerk
                                            Ocean County Clerk
                                            Connecticut Secretary of State
                                            Town of Danbury Clerk
-------------------------------------------------------------------------------
  DiFeo Partnership HCT, Inc.               New York Secretary of State
                                            New York City Register
                                            New Jersey Secretary of State
                                            Hudson County Clerk
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  DEBTOR                                    FILING LOCATION(S)
-------------------------------------------------------------------------------
  Hudson Toyota, Inc.                       New York Secretary of State
                                            New York City Register
                                            New Jersey Secretary of State
                                            Hudson County Clerk
-------------------------------------------------------------------------------
  DiFeo Partnership VIII, Inc.              New York Secretary of State
                                            New York City Register
                                            New Jersey Secretary of State
                                            Hudson County Clerk
                                            Ocean County Clerk
-------------------------------------------------------------------------------
  DiFeo Partnership IX, Inc.                New York Secretary of State
                                            New York City Register
                                            New Jersey Secretary of State
                                            Hudson County Clerk
                                            Ocean County Clerk
-------------------------------------------------------------------------------
  DiFeo Partnership SCT, Inc.               New York Secretary of State
                                            New York City Register
                                            New Jersey Secretary of State
                                            Hudson County Clerk
                                            Somerset County Clerk
-------------------------------------------------------------------------------
  DiFeo Partnership RCT, Inc.               New York Secretary of State
                                            New York City Register
                                            Rockland County Clerk
                                            New Jersey Secretary of State
                                            Hudson County Clerk
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  DEBTOR                                    FILING LOCATION(S)
-------------------------------------------------------------------------------
  Somerset Motors, Inc.                     New York Secretary of State
                                            New York City Register
                                            New Jersey Secretary of State
                                            Hudson County Clerk
                                            Somerset County Clerk
-------------------------------------------------------------------------------
  UAG Northeast (NY), Inc.                  New York Secretary of State
                                            New York City Register
                                            Rockland County Clerk
-------------------------------------------------------------------------------
  DiFeo Partnership RCM, Inc.               New York Secretary of State
                                            New York City Register
                                            Rockland County Clerk
                                            New Jersey Secretary of State
                                            Hudson County Clerk
-------------------------------------------------------------------------------
  Scottsdale Audi, Ltd.                     Arizona Secretary of State
                                            Maricopa County Clerk
-------------------------------------------------------------------------------
  SK Motors, Ltd.                           Arizona Secretary of State
                                            Maricopa County Clerk
-------------------------------------------------------------------------------
  UAG Texas, Inc.                           New York Secretary of State
                                            New York City Register
                                            Texas Secretary of State
                                            Houston County Clerk
-------------------------------------------------------------------------------
  UAG Texas II, Inc.                        New York Secretary of State
                                            New York City Register
                                            Texas Secretary of State
                                            Houston County Clerk
-------------------------------------------------------------------------------

                                  Schedule IV

                       Atlantic Auto Financing Agreements
                       ----------------------------------

         1. Support Agreement, dated as of June 28, 1995, between the Borrower and Atlantic Auto Funding Corporation. (This agreement may not be modified without the consent of Financial Security Assurance Inc.)

         2. Support Agreement, dated as of June 14, 1996, between the Borrower and Atlantic Auto Second Funding Corporation.